Exhibit 99.1

                                                             EXECUTION VERSION


                       MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement, dated as of June 21, 2005 (this "Agreement"), is entered into between Merrill Lynch Mortgage Lending, Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2005 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, Midland Loan Services, Inc. as master servicer (in such capacity, the "Master Servicer") and as special servicer (in such capacity, the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.


          The Purchaser has entered into an Underwriting Agreement, dated as of June 21, 2005 (the "Underwriting Agreement"), with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), for itself and as representative of Countrywide Securities Corporation ("Countrywide"), PNC Capital Markets, Inc. ("PNC") and Wachovia Capital Markets, LLC ("Wachovia"; Merrill Lynch, Countrywide, PNC and Wachovia, collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered Certificates"). The Purchaser has also entered into a Certificate Purchase Agreement, dated as of June 21, 2005 (the "Certificate Purchase Agreement"), with Merrill Lynch, for itself and as representative of Countrywide (together in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private Certificates").


          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $979,944,449 (the "Merrill Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Merrill Mortgage Loan



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Balance, together with the aggregate principal balance of the Other Mortgage
Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of $1,737,992,952 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on June 29, 2005 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase Consideration") for the Mortgage Loans shall be equal to (i) 102.9496% of the Merrill Mortgage Loan Balance as of the Cut-off Date, plus (ii) $3,999,190, which amount represents the amount of interest accrued on the Merrill Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-off Date up to but not including the Closing Date.

          The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          The Purchaser hereby directs the Seller to deliver, and the Seller shall deliver, the Closing Date Deposit (in the amount of $365,172.54) to the Master Servicer on the Closing Date. The Closing Date Deposit shall be delivered to the account specified by the Master Servicer by wire transfer of immediately available funds.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds and all of the Seller's right, title and interest in and to the Closing Date Deposit. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

          (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and (ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially



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Designated Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and
(ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

          (i) (A) the original executed Mortgage Note for the subject Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-MCP1, Commercial Mortgage Pass-Through Certificates, Series 2005-MCP1, or in blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

          (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;


          (iv) an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-MCP1, Commercial Mortgage Pass-Through Certificates, Series 2005-MCP1 (or, in the case of a Loan Combination, in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-MCP1, Commercial Mortgage Pass-Through Certificates, Series 2005-MCP1, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s)), or in blank;

          (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
     (iv) above) in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-MCP1, Commercial Mortgage Pass-Through Certificates, Series 2005-MCP1 (or, in the case of a Loan Combination, in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-MCP1,



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     Commercial Mortgage Pass-Through Certificates, Series 2005-MCP1, and in
     its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s)), or in blank;


          (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

          (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;


          (viii) any filed copies or other evidence of filing of any prior UCC Financing Statements in favor of the originator of the subject Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-MCP1, Commercial Mortgage Pass-Through Certificates, Series 2005-MCP1, as assignee (or, in the case of a Loan Combination, in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-MCP1, Commercial Mortgage Pass-Through Certificates, Series 2005-MCP1, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s)), or in blank;


          (ix) an original or copy of any Ground Lease, guaranty or ground lessor estoppel;

          (x) any intercreditor agreement relating to permitted debt of the Mortgagor (including, in the case of a Mortgage Loan that is part of a Loan Combination, any related Loan Combination Intercreditor Agreement) and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

          (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit, in each case relating to the subject Mortgage Loan; and

          (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter.

     The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.



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          (d) The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 90 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of Assignment of Leases and any other recordable documents relating to each such Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee and that is referred to in clause (viii) of the definition of "Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided, that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing Agent.

          (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the Master Servicer in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

     The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.



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          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

          (g) On or before the Closing Date, the Seller shall provide to the Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the CMSA Loan Setup File, the CMSA Loan Periodic Update File, the CMSA Operating Statement Analysis Report and the CMSA Property File.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

          (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
     (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

          (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition



                                      6
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     (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

          (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

          (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage Loans.

          (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

          (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

          (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.



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          (c) If the Seller discovers or receives written notice of a Document
Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from such discovery or receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount in connection therewith; provided, however, that, unless the Document Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s) such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to a Specially Designated Mortgage Loan Document) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate servicing obligations.

          A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject



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Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and
(2) the weighted average loan to-value ratio for the remaining Crossed Loans determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to (i) the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions and (ii) the consent of the Controlling Class Representative (if one is then acting), which consent shall not be unreasonably withheld or delayed. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related borrower. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Trustee described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this
Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the last proviso in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan. The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

          To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues



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to hold any other Crossed Loans in such Crossed Loan Group, the Seller and the
Purchaser shall not enforce any remedies against the other's Primary
Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

          If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or, if the related Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

          For purposes hereof, "Primary Collateral" shall mean the Mortgaged Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization provisions of such Mortgage Loans.

          Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property(ies) are, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

          The foregoing provisions of this Section 3(c) notwithstanding, the Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the Master Servicer or the Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on
Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

          (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) or Substitution Shortfall Amount(s), as applicable, in the Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

          At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage Loan is a Qualified Substitute Mortgage Loan.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans may be made in any calendar month after the Determination Date for such month. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute Mortgage Loan for a deleted Mortgage Loan shall be permitted under this Agreement if, after such substitution, the aggregate of the Stated Principal Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

          (e) This Section 3 provides the sole remedies available to the Purchaser, the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to Section 3 of this Agreement.

          SECTION 4. Representations, Warranties and Covenants of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

          (e) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

          (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

          (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP on the Closing Date. The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

          (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

          (f) One or more letters from the independent accounting firm of Ernst & Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus Supplement, respectively; and

          (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of June 21, 2005, among the Seller, Countrywide Commercial Real Estate Finance, Inc., PNC Bank, National Association, the Purchaser, the Underwriters and the Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) (i) This Agreement duly executed by the Purchaser and the Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the Servicing Rights Purchase Agreement, dated as of June 29, 2005, between the Seller and Midland Loan Services, Inc., duly executed by such parties;

          (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has carefully examined the Specified Portions of the Private Placement

Memorandum, dated as of June 21, 2005 (the "Memorandum") (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled "Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Structural and Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Prospectus Supplement--Relevant Parties--Mortgage Loan Sellers," "Summary of Prospectus Supplement--The Mortgage Loans And The Mortgaged Real Properties," "Risk Factors" and "Description of the Mortgage Pool". The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum);

          (e) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of Delaware not earlier than thirty (30) days prior to the Closing Date;

          (f) A written opinion of counsel for the Seller relating to corporate and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

          SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or affiliates thereof) are parties with respect to the transactions contemplated by this Agreement.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the Collection Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

          SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent by facsimile or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 10. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

          SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

          SECTION 14. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof), the Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

          SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

          SECTION 18. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

          SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

          SECTION 20. Cross-Collateralized Mortgage Loans. Each Crossed Loan Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 20. In addition, if there exists with respect to any Crossed Loan Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and covering all the Mortgage Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                            SELLER
                            MERRILL LYNCH MORTGAGE LENDING, INC.


                            By: /s/ George H. Kok
                                ----------------------------------------
                                Name:  George H. Kok
                                Title: Senior Vice President

                            Address for Notices:

                            Merrill Lynch Mortgage Lending, Inc.
                            Four World Financial Center
                            250 Vesey Street
                            New York, New York 10080
                            Telecopier No.:  (212) 449-3658
                            Telephone No.:  (212) 449-3611
                            Attention:  David M. Rodgers

                            with a copy to:

                            Robert M. Denicola, Esq.
                            Merrill Lynch Mortgage Investors, Inc.
                            Four World Financial Center
                            250 Vesey Street
                            New York, New York 10080
                            Telecopier No.:  (212) 449-0265
                            Telephone No.:  (212) 449-2916

                            PURCHASER
                            ---------
                            MERRILL LYNCH MORTGAGE INVESTORS,
                             INC.


                            By: /s/ George H. Kok
                                ----------------------------------------
                                Name:  George H. Kok
                                Title: Vice President

                            Address for Notices:

                            Merrill Lynch Mortgage Investors, Inc.
                            Four World Financial Center
                            250 Vesey Street
                            New York, New York 10080
                            Telecopier No.:  (212) 449-3658
                            Telephone No.:  (212) 449-3611
                            Attention:  David M. Rodgers

                            with a copy to:

                            Robert M. Denicola, Esq.
                            Merrill Lynch Mortgage Investors, Inc.
                            Four World Financial Center
                            250 Vesey Street
                            New York, New York 10080
                            Telecopier No.:  (212) 449-0265
                            Telephone No.:  (212) 449-2916



                    MLML Mortgage Loan Purchase Agreement

                                  SCHEDULE I

                 Mortgage Loan Representations and Warranties


          For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal (and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

          1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of "Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

          3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in June 2005 without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in June 2005, without giving effect to any applicable grace period.

          4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; and (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

          5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default. No person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and
(c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) May 31, 2005 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan,
(ii) waived, modified or altered any material term of such Mortgage Loan,
(iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

          7. Condition of Property; Condemnation. In the case of each Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

          12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or
(ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor impaired property environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

          13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

          14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

          Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

          15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

          18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

          (i) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

          (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

          (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

          (iv) such Ground Lease is in full force and effect, and, to the Seller's knowledge, no material default has occurred under such Ground Lease;

          (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

          (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

          (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

          (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

          (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

          (xi) such Ground Lease provides that (i) it may not be amended or modified without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

          19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

          20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under a related lease or by the property manager), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

          22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

          23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

          24. No Mechanics' Liens. As of the date of origination, each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

          26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

          28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

          29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

          30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

          31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

          32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

          33. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

          34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

          35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

          36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

          37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

          38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

          39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording or submitted to a title company pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

          40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

          41. Commencement of Amortization. Except as disclosed in the Prospectus Supplement, each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date.

          42. Servicing Rights. Except as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

          43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

          44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

          45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon.

          46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

          47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

          48. Grace Period. With respect to each Mortgage Loan, the related Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

          49. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan identified on Annex C as being covered by a secured creditor impaired property policy, then the Seller:

          (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

          (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

          50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

          51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

          52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

          53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                            Annex A (to Schedule I)

               Exceptions to the Representations and Warranties

Representation #2 - Ownership of the Mortgage Loans
---------------------------------------------------

---------------------------- ------------------------------------ ----------------------------------------------------
        Loan Number                       Loan Name                            Description of Exception
---------------------------- ------------------------------------ ----------------------------------------------------
8, 32, 23, 48, 51 and 1      Prium Office Portfolio II,  844      Each Mortgage Loan that will be included in the
                             Front Street, Hilton Garden Inn -    Trust is, individually or together with another
                             Fairfax, Hilton Garden Inn - Boca    mortgage loan with which it is pari passu (in
                             Raton, Hilton Garden Inn - Miramar   the case of The Westchester) in right of
                             and The Westchester                  payment, a senior loan in a multiple loan
                                                                  structure comprised of two or more mortgage
                                                                  loans that will be included in the Trust, all
                                                                  of which (whether or not included in the Trust)
                                                                  are secured by the same mortgage instrument and
                                                                  are cross-defaulted.
---------------------------- ------------------------------------ ----------------------------------------------------

Representation #4 - Lien; Valid Assignment
------------------------------------------

---------------------------- ------------------------------------ ----------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
---------------------------- ------------------------------------ ----------------------------------------------------
8, 32, 23, 48, 51 and 1      Prium Office Portfolio II,  844      Each Mortgage Loan that will be included in the
                             Front Street, Hilton Garden Inn -    Trust is, individually or together with another
                             Fairfax, Hilton Garden Inn - Boca    mortgage loan with which it is pari passu (in
                             Raton, Hilton Garden Inn - Miramar   the case of The Westchester) in right of
                             and The Westchester                  payment, a senior loan in a multiple loan
                                                                  structure comprised of two or more mortgage
                                                                  loans that will be included in the Trust, all
                                                                  of which (whether or not included in the Trust)
                                                                  are secured by the same mortgage instrument and
                                                                  are cross-defaulted.
---------------------------- ------------------------------------ ----------------------------------------------------
2                            711 Third Avenue                     The Mortgage constitutes a first priority lien
                                                                  upon the subleasehold estate of the related
                                                                  Mortgaged Property, subject to the Permitted
                                                                  Encumbrances, one of which is a mortgage on the
                                                                  leasehold estate of the related Mortgaged Property
                                                                  currently held by an affiliate of the related
                                                                  Mortgagor, which leasehold mortgage has been
                                                                  collaterally assigned to the Seller and
                                                                  constitutes a portion of the collateral for
---------------------------- ------------------------------------ ----------------------------------------------------





---------------------------- ------------------------------------ ----------------------------------------------------

                                                                  the related Mortgage Loan.
---------------------------- ------------------------------------ ----------------------------------------------------

Representation #5 - Assignment of Leases and Rents
--------------------------------------------------

---------------------------- ------------------------------------ ----------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
---------------------------- ------------------------------------ ----------------------------------------------------
8, 32, 23, 48, 51 and 1      Prium Office Portfolio II,  844      Each Mortgage Loan that will be included in the
                             Front Street, Hilton Garden Inn -    Trust is, individually or together with another
                             Fairfax, Hilton Garden Inn - Boca    mortgage loan with which it is pari passu (in
                             Raton, Hilton Garden Inn - Miramar   the case of The Westchester) in right of
                             and The Westchester                  payment, a senior loan in a multiple loan
                                                                  structure comprised of two or more mortgage
                                                                  loans that will be included in the Trust, all
                                                                  of which (whether or not included in the Trust)
                                                                  are secured by the same mortgage instrument and
                                                                  are cross-defaulted.

                                                                  In each case, the security interest created by
                                                                  the related Mortgage and any separate security
                                                                  instrument are for the benefit of the holder of
                                                                  the senior Mortgage Loan that will be included
                                                                  in the Trust and the holders of the other
                                                                  mortgage loan(s) in the related multiple note
                                                                  structure, which will not be included in the
                                                                  Trust.

                                                                  In each case, the security interest created by
                                                                  any Assignment of Leases (whether as a separate
                                                                  document or as part of the related Mortgages)
                                                                  are for the benefit of the holders of the
                                                                  senior Mortgage Loan that will be included in
                                                                  the Trust and the holders of the other mortgage
                                                                  loan(s) in the related multiple note structure,
                                                                  which will not be included in the Trust.
---------------------------- ------------------------------------ ----------------------------------------------------


Representation #7 - Condition of Property; Condemnation
-------------------------------------------------------

---------------------------- ------------------------------------ ----------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
---------------------------- ------------------------------------ ----------------------------------------------------
5                            U-Haul Center Bragg Blvd.            The North Carolina Department of Transportation
                                                                  (NCDOT) informed the borrower by letter dated June
                                                                  13, 2002, that the subject property was included
                                                                  in a Transportation Improvement Program (TIP)
                                                                  (which, according to the letter is a 7-
---------------------------- ------------------------------------ ----------------------------------------------------



---------------------------- ------------------------------------ ----------------------------------------------------
                                                                  year plan developed by the NCDOT every 2 years)
                                                                  that identifies the transportation needs of the
                                                                  state. The TIP outlines proposed improvements
                                                                  to existing facilities as well as new
                                                                  facilities to be constructed. The borrower was
                                                                  notified that engineers, surveyors, geologists
                                                                  and others representing NCDOT would be working
                                                                  on or near the borrower's property for the next
                                                                  several months collecting data necessary for
                                                                  the design of the transportation facility
                                                                  identified. The letter also stated that the
                                                                  specific area in which NCDOT representatives
                                                                  would work does not necessarily indicate the
                                                                  final location or extent of the proposed
                                                                  improvement. The borrower has informed the
                                                                  Seller that they have not received any further
                                                                  notices or correspondence from NCDOT since the
                                                                  initial letter.
---------------------------- ------------------------------------ ----------------------------------------------------
5                            U-Haul Circle City                   The City has requested for an easement to maintain
                                                                  improvements in connection with its street
                                                                  revitalization project.  The City is in the design
                                                                  phase project.  No additional information has been
                                                                  provided in connection with the proposed easement
                                                                  (for example, size, location etc).
---------------------------- ------------------------------------ ----------------------------------------------------


Representation #8 - Title Insurance
-----------------------------------

---------------------------- ------------------------------------ ----------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
---------------------------- ------------------------------------ ----------------------------------------------------
8, 32, 23, 48, 51 and 1      Prium Office Portfolio II, 844       Each Mortgage Loan that will be included in the
                             Front Street, Hilton Garden Inn -    Trust is, individually or together with another
                             Fairfax, Hilton Garden Inn - Boca    mortgage loan with which it is pari passu (in
                             Raton, Hilton Garden Inn - Miramar   the case of The Westchester) in right of
                             and The Westchester                  payment, a senior loan in a multiple loan
                                                                  structure comprised of two or more mortgage
                                                                  loans that will be included in the Trust, all
                                                                  of which (whether or not included in the Trust)
                                                                  are secured by the same mortgage instrument and
                                                                  are cross-defaulted. In each case, only the
                                                                  right, title and interest of the Seller in the
                                                                  senior Mortgage Loan identified on the Mortgage
                                                                  Loan Schedule
---------------------------- ------------------------------------ ----------------------------------------------------





---------------------------- ------------------------------------ ----------------------------------------------------
                                                                  is being conveyed to the Purchaser.
---------------------------- ------------------------------------ ----------------------------------------------------

Representation #10 - Mortgage Provisions
----------------------------------------

---------------------------- ------------------------------------ ----------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
---------------------------- ------------------------------------ ----------------------------------------------------
17, 70, 49, 22, and 76       Penny's Plaza, Safeway Village at    The loan documents provide that the Borrower
                             Rockrimmon, Aurora Square, North     shall only be obligated to purchase as much
                             Hills Shopping Center and            terrorism insurance coverage as is available at
                             Walgreens - New Brunswick            a rate not to exceed two times the cost as of
                                                                  the date of closing of a separate insurance
                                                                  policy providing such coverage.
---------------------------- ------------------------------------ ----------------------------------------------------


Representation #14 - Insurance
------------------------------

---------------------------- ------------------------------------ ----------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
---------------------------- ------------------------------------ ----------------------------------------------------
78, 107 and 76               Walgreens - Chamblee, Walgreens      The Mortgage Loan documents provide that
                             Houston and Walgreens - New          Walgreens & Co. may self-insure with respect to
                             Brunswick                            the related Mortgage Property provided certain
                                                                  conditions set forth in the Mortgage are met.
                                                                  Walgreens is in fact self-insuring with respect
                                                                  to this property therefore, a separate policy
                                                                  of terrorism insurance was not required.
---------------------------- ------------------------------------ ----------------------------------------------------
50                           Carmax  Louisville Kentucky          The related Mortgagor is not expressly required to
                                                                  obtain and maintain terrorism insurance.  However,
                                                                  the related Mortgagor is required to obtain such
                                                                  other insurance coverages as may from time to time
                                                                  be required by the lender and which are
                                                                  customarily required by institutional lenders for
                                                                  similar properties, similarly situated which, at
                                                                  the time are commonly insured against and
                                                                  generally available, as determined by the lender
                                                                  in its reasonable discretion.  Additionally, the
                                                                  related Mortgagor is obligated to carry such
                                                                  insurance coverage as the lender may from time to
                                                                  time require if the failure to carry such
                                                                  insurance shall result in a downgrade,
                                                                  qualification or withdrawal of any class of
                                                                  securities issued in connection with a
                                                                  securitization of the related Mortgage Loan.
---------------------------- ------------------------------------ ----------------------------------------------------
85                           1401 Walnut                          The related Mortgaged Property is a
---------------------------- ------------------------------------ ----------------------------------------------------


---------------------------- ------------------------------------ ----------------------------------------------------
                                                                  subject to a Declaration of Estates (the
                                                                  "Declaration"). The related Mortgage Loan
                                                                  Documents provide that to the extent the
                                                                  Facilities Manager (as defined in the
                                                                  Declaration) in accordance with the Declaration
                                                                  is maintaining insurance of the type described
                                                                  in the related Mortgage Loan Documents, on a
                                                                  primary and non-concurrent basis and such
                                                                  insurance complies with the requirements of the
                                                                  related Mortgage Loan Documents and is
                                                                  otherwise acceptable to Lender, the related
                                                                  Mortgagor shall be deemed to be in compliance
                                                                  with the related Mortgage Loan Documents so
                                                                  long as the Facilities Manager maintains such
                                                                  insurance in accordance with the Declaration
                                                                  and the Related Mortgage Loan Documents and
                                                                  Lender receives evidence satisfactory to Lender
                                                                  of the terms and conditions of such coverage.
                                                                  In the event the insurance which is maintained
                                                                  by the Facilities Manager does not comply with
                                                                  the related Mortgage Loan Documents, the
                                                                  related Mortgagor is obligated to cause the
                                                                  Facilities Manager to make the necessary
                                                                  changes in order to bring all insurance
                                                                  policies into compliance with the related
                                                                  Mortgage Loan Documents. In the event any such
                                                                  policy(ies) cannot be brought into compliance
                                                                  with the related Mortgage Loan Documents, the
                                                                  related Mortgagor must obtain an additional
                                                                  policy(ies) on an excess and contingent basis
                                                                  (the "Excess Insurance") which will insure any
                                                                  gaps in coverage between the coverage obtained
                                                                  under the insurance policies obtained by the
                                                                  Facilities Manger and the insurance required
                                                                  under the related Mortgage Loan Documents which
                                                                  such Excess Insurance shall be acceptable to
                                                                  Lender in its sole and absolute discretion.
                                                                  Lender must receive evidence satisfactory to
                                                                  Lender of the terms and conditions of such
                                                                  coverage. Lender must further receive
                                                                  confirmation in writing from the insurance
                                                                  carrier
---------------------------- ------------------------------------ ----------------------------------------------------
                                                                  issuing the Excess Insurance that such Excess
                                                                  Insurance is on an excess and contingent
                                                                  basis.
---------------------------- ------------------------------------ ----------------------------------------------------
17, 70, 49, 22 and 76        Penny's Plaza, Safeway Village at    The loan documents provide that the related
                             Rockrimmon, Aurora Square, North     borrower shall only be obligated to purchase as
                             Hills Shopping Center and            much terrorism insurance coverage as is
                             Walgreens - New Brunswick            available at a rate not to exceed two times the
                                                                  cost as of the date of closing of a separate
                                                                  insurance policy providing such coverage.
---------------------------- ------------------------------------ ----------------------------------------------------

Representation #18 - Leasehold Estate Only
------------------------------------------

---------------------------- ------------------------------------ ----------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
---------------------------- ------------------------------------ ----------------------------------------------------
2                            711 Third Avenue
                                                                  (ii) Ground Lease: Leasehold mortgage is
                                                                  currently held by an affiliate of the related
                                                                  Mortgagor, and collaterally assigned to Seller.

                                                                  Ground Sublease: Subject to the ground lease
                                                                  and the ground lease mortgage currently held by
                                                                  an affiliate of the related Mortgagor, and
                                                                  collaterally assigned to Seller.

                                                                  (iii) Ground Lease and Ground Sublease: In
                                                                  addition to notice to lessor, other conditions
                                                                  precedent to assignment include: (i) there is
                                                                  no existing event of default under the lease;
                                                                  (ii) the assignee unconditionally assumes the
                                                                  applicable lease and lessee's obligations
                                                                  thereunder; (iii) a duplicate original of the
                                                                  assumption agreement is delivered to lessor and
                                                                  (iv) lessor is delivered proof of the recording
                                                                  of such assignment and assumption promptly
                                                                  after the recording of same.

                                                                  (v) Ground Lease and Ground Sublease: Neither
                                                                  expressly contains the second clause of the
                                                                  representation. Both provide, however, that no
                                                                  notice of default shall be deemed to have been
                                                                  duly given to tenant unless a copy shall be
                                                                  sent to
---------------------------- ------------------------------------ ----------------------------------------------------



                                                                  mortgagee.


                                                                  (vii) Ground Lease: Initial term expires in
                                                                  June 28, 2033 (18 years beyond the stated
                                                                  maturity date); provided, however, term is
                                                                  subject to 5 10-year extension options,
                                                                  exercisable by tenant. Ground Sublease: Initial
                                                                  term expires in June 30, 2023 (8 years beyond
                                                                  the stated maturity date); no extension
                                                                  options. The related Mortgagor has the right
                                                                  under the Ground Sublease to cause the an
                                                                  affiliate to purchase the leasehold interest in
                                                                  the Ground Lease during the one-year period
                                                                  commencing on June 30, 2010 at price equal to
                                                                  $46,000,000, of which $1 million may be paid in
                                                                  certain limited partnership interests in such
                                                                  affiliate. At closing, the related Mortgagor
                                                                  will be required to deposit with Seller, in the
                                                                  form of cash or a letter of credit, the amount
                                                                  by which the exercise price is greater than the
                                                                  outstanding leasehold mortgage debt on the
                                                                  Ground Lease

                                                                  (xi) Ground Lease and Ground Sublease: Neither
                                                                  expressly contains the second clause of the
                                                                  representation. The loan documents, however,
                                                                  prohibit amendments and modifications to the
                                                                  Ground Lease and the Ground Sublease without
                                                                  the consent of the mortgagee.
---------------------------- ------------------------------------ ----------------------------------------------------


Representation #23 - Other Mortgage Liens
-----------------------------------------

---------------------------- ------------------------------------ ----------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
---------------------------- ------------------------------------ ----------------------------------------------------
8, 32, 23, 48, 51 and 1      Prium Office Portfolio II,  844      Each Mortgage Loan that will be included in the
                             Front Street, Hilton Garden Inn -    Trust is, individually or together with another
                             Fairfax, Hilton Garden Inn - Boca    mortgage loan with which it is pari passu (in
                             Raton, Hilton Garden Inn - Miramar   the case of The Westchester) in right of
                             and The Westchester                  payment, a senior loan in a multiple loan
                                                                  structure comprised of two or more mortgage
                                                                  loans that will be included in the Trust, all
                                                                  of which (whether or not included in the Trust)
                                                                  are
---------------------------- ------------------------------------ ----------------------------------------------------





---------------------------- ------------------------------------ ----------------------------------------------------
                                                                  secured by the same mortgage instrument and are
                                                                  cross-defaulted.
---------------------------- ------------------------------------ ----------------------------------------------------



---------------------------- ------------------------------------ ----------------------------------------------------
                             All Loans                            While not specifically referring to rating
                                                                  agency fees, the related Mortgage Loan
                                                                  documents require that the Mortgagor pay the
                                                                  lender's costs in connection with the related
                                                                  Mortgagor seeking the lender's consent to an
                                                                  encumbrance.
---------------------------- ------------------------------------ ----------------------------------------------------
109                          Yorba Canyon Center                  The Loan was split into two separate loans in the
                                                                  following amounts: $9,974,000 ("Loan A") and
                                                                  $1,776,000 ("Loan B").  Yorba Canyon Partners, LLC
                                                                  and Wailea Property Partners, LLC, jointly and
                                                                  severally as tenants in common, are the Borrowers
                                                                  under both Loans.  Loan A is secured by Parcels 2,
                                                                  4 and 6 of the Yorba Canyon Shopping Center, which
                                                                  consist of three separate buildings containing
                                                                  office and retail uses.  Loan B is secured by
                                                                  Parcel 5, which consists of one office building.
                                                                  Loan A and Loan B are cross-defaulted and
                                                                  cross-collateralized pursuant to a Cross-Default,
                                                                  Cross-Collateralization and Contribution Agreement
                                                                  (the "Cross Agreement") executed as one of the
                                                                  Loan Documents.  The Cross Agreement provides,
                                                                  inter alia, that a default under either Loan A or
                                                                  Loan B is a default under the under each Loan, and
                                                                  permits Lender to enforce its remedies against
                                                                  either or both Properties and all other collateral
                                                                  securing the Loans.
---------------------------- ------------------------------------ ----------------------------------------------------
76                           Walgreens - New Brunswick            The ground lessor's fee interest is encumbered by
                                                                  a mortgage that is subordinated to the ground
                                                                  lease.
---------------------------- ------------------------------------ ----------------------------------------------------


Representation #26 - Licenses and Permits
-----------------------------------------

---------------------------- ------------------------------------ ----------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
---------------------------- ------------------------------------ ----------------------------------------------------
109                          Yorba Canyon Center                  Borrower did not produce certificates of occupancy
                                                                  for four tenants prior to closing.  The four
                                                                  tenants are Dr. Vyas, D&E Putnam Enterprises,
                                                                  Bernstein & Benham, Optometrists, and Sung Pak &
---------------------------- ------------------------------------ ----------------------------------------------------




---------------------------- ------------------------------------ ----------------------------------------------------
                                                                  Jayun Pak.  Pursuant to an Undelivered Items
                                                                  Letter Agreement, Borrower is obligated to use its
                                                                  best efforts to obtain and deliver to Lender the
                                                                  four certificates of occupancy.  Borrower and
                                                                  David Lee are and remain personally liable for any
                                                                  losses incurred by Lender as a result of a failure
                                                                  to obtain and deliver the certificates of
                                                                  occupancy.
---------------------------- ------------------------------------ ----------------------------------------------------


Representation #30 - Defeasance and Assumption of Costs
-------------------------------------------------------

---------------------------- ------------------------------------ ----------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
---------------------------- ------------------------------------ ----------------------------------------------------
All loans except loan        All Loans (except 711 Third Avenue)  While not specifically referring to rating
number 2                                                          agency fees, the related Mortgage Loan
                                                                  documents require that the Mortgagor pay the
                                                                  lender's costs in connection with a defeasance.
---------------------------- ------------------------------------ ----------------------------------------------------

Representation #34 - Due-on-Sale
--------------------------------

---------------------------- ------------------------------------ ----------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
---------------------------- ------------------------------------ ----------------------------------------------------
50                           Carmax  Louisville Kentucky          The related Mortgage Loan documents provide for
                                                                  Permitted Transfers to up to 10 tenants-in-common
                                                                  post-closing provided each tenant in common
                                                                  executes the lender's form of Loan Assumption and
                                                                  Modification Agreement and each principal of each
                                                                  such tenant in common executes the lender's form
                                                                  of Indemnity and Guaranty Agreement limited to
                                                                  acts of applicable tenant in common borrower.
---------------------------- ------------------------------------ ----------------------------------------------------
1                            The Westchester                      The loan documents permit the property or direct
                                                                  or indirect interests to be sold to a Permitted
                                                                  Owner (defined as certain institutions that have
                                                                  specified net worth tests and other requirements.
---------------------------- ------------------------------------ ----------------------------------------------------
2                            711 Third Avenue                     The related Mortgage Loan documents permit the
                                                                  following transfers: (a) transfers in the ordinary
                                                                  course of business of limited partnership units in
                                                                  the operating partnership sponsor of the related
                                                                  Mortgagor, (b) a merger, or sale of all or
                                                                  substantially all of the assets, of the REIT
                                                                  parent entity of the related Mortgagor or such
                                                                  operating partnership
---------------------------- ------------------------------------ ----------------------------------------------------


---------------------------- ------------------------------------ ----------------------------------------------------
                                                                  so long as prior notice is given, and all
                                                                  requested information is delivered, to such
                                                                  holder, rating agency confirmation is obtained
                                                                  and the related Mortgagor pays all reasonable
                                                                  out-of-pocket expenses incurred by such holder
                                                                  and (c) a merger of such parent or such
                                                                  operating partnership with an approved merging
                                                                  entity (defined as certain persons that meet
                                                                  certain management, experience, total assets
                                                                  and capital surplus tests), provided that,
                                                                  other than rating agency confirmation, the
                                                                  conditions of clause (b) above are satisfied.
---------------------------- ------------------------------------ ----------------------------------------------------


Representation #35 - Single Purpose Entity
------------------------------------------

---------------------------- ------------------------------------ ----------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
---------------------------- ------------------------------------ ----------------------------------------------------
15 and 40                    Forest Lake Estates and Serendipity  The organizational documents of the borrowing entity do not limit the purpose of the entity to
                                                                  the ownership and operation of the Mortgaged
                                                                  Property and provide that the entity may engage in
                                                                  any or all lawful business for which corporations
                                                                  may be incorporated under the  Florida statutes.
                                                                  The borrowing entity covenanted in the loan
                                                                  documents that it shall not engage in any business
                                                                  other than the ownership and operating of the
                                                                  Mortgaged Property.
---------------------------- ------------------------------------ ----------------------------------------------------

Representation #37 - Tax Parcels
--------------------------------

---------------------------- ------------------------------------ ----------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
---------------------------- ------------------------------------ ----------------------------------------------------
76                           Walgreens - New Brunswick            The Mortgaged Property shares a tax parcel with
                                                                  adjacent parcels (owned by affiliates of the
                                                                  mortgage borrower) which will be developed in
                                                                  the future pursuant to a Redevelopment
                                                                  Agreement with the City of New Brunswick and
                                                                  the Mortgaged Property is subject to a PILOT
                                                                  Agreement. The payments in lieu of taxes
                                                                  ("PILOT payments") attributable to the
                                                                  Mortgaged Property are set forth in the PILOT
                                                                  Agreement, however, if the PILOT
---------------------------- ------------------------------------ ----------------------------------------------------





---------------------------- ------------------------------------ ----------------------------------------------------
                                                                  payments or taxes attributable to the other
                                                                  parcels were not paid by their respective
                                                                  owners, presumably the Mortgaged Property could
                                                                  be sold in a tax sale by the City. At the time
                                                                  of closing, the PILOT payments that will be due
                                                                  with respect to the other parcels after they
                                                                  are developed could not be determined with
                                                                  certainty. The Mortgage Loan documents obligate
                                                                  the borrower to pay or cause to be paid all
                                                                  taxes that are due with respect to the entire
                                                                  tax parcel (i.e., including the adjacent
                                                                  parcels). The Mortgage Loan documents require
                                                                  the borrower to cause the separation of the tax
                                                                  parcels as soon as the City of New Brunswick
                                                                  permits such separation, which may not occur
                                                                  until the other parcels are developed. A
                                                                  monthly tax escrow with required monthly
                                                                  deposits was established for the Mortgaged
                                                                  Property only (i.e., excluding the adjacent
                                                                  parcels), with credit against such deposit
                                                                  obligations for any sums which the Walgreen's
                                                                  tenant is obligated to pay (or reimburse the
                                                                  Mortgage Borrower for) and does pay (or
                                                                  reimburse the Mortgage Borrower for), so long
                                                                  as the Walgreen's maintains at least an "A+"
                                                                  rating by Standard & Poor's Rating Service, no
                                                                  Event of Default exists under the loan
                                                                  documents or the Walgreen's lease and the
                                                                  lender receives proof of payment of taxes for
                                                                  the entire tax parcel (i.e., including the
                                                                  adjacent parcels) at least 15 days prior to the
                                                                  date same become due. An additional escrow of
                                                                  $95,781.28 was established as additional
                                                                  security for the Mortgage Borrower's obligation
                                                                  to pay taxes under the loan documents (i.e.,
                                                                  with respect to the entire tax parcel). In
                                                                  addition, the loan guarantor (with significant
                                                                  net worth) has guaranteed the payment of all
                                                                  taxes with respect to the entire tax parcel.
                                                                  Finally, the ground lessor's interest in the
                                                                  Mortgaged Property and the other adjacent
                                                                  parcels are encumbered by a mortgage
---------------------------- ------------------------------------ ----------------------------------------------------





---------------------------- ------------------------------------ ----------------------------------------------------
                                                                  (which fee mortgage is subordinated to the
                                                                  ground lease) and the lender holding such
                                                                  mortgage has an interest in ensuring that taxes
                                                                  are paid with respect to the entire tax parcel.
---------------------------- ------------------------------------ ----------------------------------------------------



Representation #39 - Security Interests
---------------------------------------

---------------------------- ------------------------------------ ----------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
---------------------------- ------------------------------------ ----------------------------------------------------
8, 32, 23, 48, 51 and 1      Prium Office Portfolio II,  844      Each Mortgage Loan that will be included in the
                             Front Street, Hilton Garden Inn -    Trust is, individually or together with another
                             Fairfax, Hilton Garden Inn - Boca    mortgage loan with which it is pari passu (in
                             Raton, Hilton Garden Inn - Miramar   the case of The Westchester) in right of
                             and The Westchester                  payment, a senior loan in a multiple loan
                                                                  structure comprised of two or more mortgage
                                                                  loans that will be included in the Trust, all
                                                                  of which (whether or not included in the Trust)
                                                                  are secured by the same mortgage instrument and
                                                                  are cross-defaulted

                                                                  The security interests created by the UCC
                                                                  financing statement are for the benefit of the
                                                                  holders of the senior Mortgage Loan that will
                                                                  be included in the Trust and other mortgage
                                                                  loans (that will not be included in the Trust)
                                                                  that are part of the related multiple loan
                                                                  structure.
---------------------------- ------------------------------------ ----------------------------------------------------


Representation #43 - Recourse
-----------------------------

---------------------------- ------------------------------------ ----------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
---------------------------- ------------------------------------ ----------------------------------------------------
All loans except 79, 39      All Loans (except 12800-12830 Seal   The related Mortgage Loan documents provide for
and 93                       Beach Blvd., Van Buren Plaza and     recourse for damages, liabilities, expenses or
                             Holiday Inn Express - Bishop)        claims in connection with the Borrower's
                                                                  intentional misconduct or gross negligence
                                                                  conduct with respect to waste.
---------------------------- ------------------------------------ ----------------------------------------------------
48, 51 and 23                Hilton Garden Inn - Boca Raton,      Non-recourse carveout for fraud and material
                             Hilton Garden Inn - Miramar and      misrepresentation is limited if such fraud or
                             Hilton Garden Inn - Fairfax          material misrepresentation is committed by an
                                                                  agent or employee of the borrower or any
                                                                  affiliate, then the borrower is liable so long
                                                                  as the lender
---------------------------- ------------------------------------ ----------------------------------------------------





---------------------------- ------------------------------------ ----------------------------------------------------
                                                                  reasonably relied on the actions of such agent
                                                                  or employee.
---------------------------- ------------------------------------ ----------------------------------------------------




Representation #47 - Operating Statements
-----------------------------------------

---------------------------- ------------------------------------ ----------------------------------------------------
Loan Number                  Loan Name                            Description of Exception
---------------------------- ------------------------------------ ----------------------------------------------------
All loans except 79, 39      All Loans (except 12800-12830        The related Mortgage Loan documents require
and 93                       Seal Beach Blvd., Van Buren Plaza    annual operating statements and rent roll "and
                             and Holiday Inn Express - Bishop)    such other information as may be requested"
---------------------------- ------------------------------------ ----------------------------------------------------

                            Annex B (to Schedule I)

           Mortgaged Properties as to Which the Only Environmental
      Investigations Conducted in Connection with the Origination of the
        Related Mortgage Loan Were With Respect to Asbestos-Containing
                       Materials and Lead-Based Paint.

                              (Representation 12)




                                    [None.]

                            Annex C (to Schedule I)

         Mortgage Loans Covered By Secured Creditor Impaired Property
                       Environmental Insurance Policies

                          (Representations 12 and 49)




                                    [None.]

                                  SCHEDULE II

                            Mortgage Loan Schedule

SCHEDULE II (MLML MLPA)
-----------------------




Loan #       Property Name                            Mortgage            Property Type              Address
                                                      Loan Seller
1            The Westchester                          MLML                Retail                     125 Westchester Avenue
2            711 Third Avenue                         MLML                Office                     711 Third Avenue
3            Queen Ka'ahumanu Center                  MLML                Retail                     275 West Ka'ahumanu Avenue
5            U-Haul Self Storage Portfolio I          MLML                Self Storage               Various
5.01         U-Haul Center Nanuet                     MLML                Self Storage               170  1st Street
5.02         U-Haul Mission Ave                       MLML                Self Storage               950 West Mission Avenue
5.03         U-Haul Center Fairbanks                  MLML                Self Storage               209 College Road
5.04         U-Haul Ctr El Cajon                      MLML                Self Storage               1186 East Main Street
5.05         U-Haul Ctr Lakewood                      MLML                Self Storage               5880 Paramount Boulevard
5.06         U-Haul Rolling Acres                     MLML                Self Storage               1570 V. Odom Boulevard
5.07         U-Haul West Maple                        MLML                Self Storage               8920 Maple Street
5.08         U-Haul Center Midlothian                 MLML                Self Storage               6101 Midlothian Turnpike
5.09         U-Haul Ctr Blaine                        MLML                Self Storage               9890 Highway 65 NE
5.10         U-Haul Center Bragg Blvd                 MLML                Self Storage               5400 Bragg Boulevard
5.11         U-Haul Ct Hillsboro                      MLML                Self Storage               2380 NE Cornell Road
5.12         U-Haul Park Forest                       MLML                Self Storage               2210 Western Avenue
5.13         U-Haul Ct Good Hope                      MLML                Self Storage               5701 West Good Hope Road
5.14         U-Haul Waterford                         MLML                Self Storage               3760 Elizabeth Lake Road
5.15         U-Haul Ctr Ridge Rd                      MLML                Self Storage               1875 Ridge Road East
5.16         U-Haul Center Of Elizabeth               MLML                Self Storage               1000 Sherman Avenue
5.17         U-Haul Stevenson Drive                   MLML                Self Storage               1032 Stevenson Drive
5.18         U-Haul Center Watertown                  MLML                Self Storage               19153 US Route 11
5.19         U-Haul Ctr Main St                       MLML                Self Storage               1145 Main Street
5.20         U-Haul Schererville                      MLML                Self Storage               1861 US Route 41
5.21         U-Haul Noland I-70                       MLML                Self Storage               4312 South Noland Road
5.22         U-Haul Berrien                           MLML                Self Storage               1529 M 139 Highway
5.23         U-Haul Center Of 64 East                 MLML                Self Storage               4720 New Bern Avenue
5.24         U-Haul Little Creek                      MLML                Self Storage               7448 North Military Highway
5.25         U-Haul Center Waukegan                   MLML                Self Storage               1735 North Lewis Avenue
5.26         U-Haul University                        MLML                Self Storage               7270 Olive Street Road
5.27         U-Haul Ct Genesee                        MLML                Self Storage               1400 Genesee Street
5.28         U-Haul Academy Blvd                      MLML                Self Storage               1227 North Academy Boulevard
5.29         U-Haul Ctr Tustin                        MLML                Self Storage               1431 El Camino Real
5.30         U-Haul Ct Main St                        MLML                Self Storage               1748 Main Street
5.31         U-Haul Circle City                       MLML                Self Storage               314 East 6th Street
5.32         U-Haul Ctr Troy                          MLML                Self Storage               1250 West Maple
5.33         U-Haul Keystone Pla                      MLML                Self Storage               5251 North Keystone Avenue
5.34         U-Haul Greenfield                        MLML                Self Storage               924 South 108th Street
5.35         U-Haul Frenchtown                        MLML                Self Storage               1649 North Telegraph Road
5.36         U-Haul Transit Road                      MLML                Self Storage               6161 Transit Road
5.37         U-Haul Mayfield Rd                       MLML                Self Storage               3211 Mayfield Road
5.38         U-Haul Eastview                          MLML                Self Storage               8045 Pittsford Victor
5.39         U-Haul Niagara Fall                      MLML                Self Storage               2485 Military Road
5.40         U-Haul Ctr Cache Rd                      MLML                Self Storage               1102 NW Cache Road
5.41         U-Haul Ctr Midway                        MLML                Self Storage               4705 West 47th Street
5.42         U-Haul Shadeland Av                      MLML                Self Storage               2701 North Shadeland Avenue
5.43         U-Haul Ctr Columbia                      MLML                Self Storage               800 Business Loop 70 West
5.44         U-Haul Ctr of Rome                       MLML                Self Storage               244 Erie Boulevard East
5.45         U-Haul Ctr Baseline                      MLML                Self Storage               1198 East Base Line Street
5.46         U-Haul Ct Of Auburn                      MLML                Self Storage               917 Auburn Way South
5.47         U-Haul Center N Freeway                  MLML                Self Storage               4030 North Freeway Road
5.48         U-Haul Ct Queen Cty                      MLML                Self Storage               334 North Frontage Road
5.49         U-Haul Ctr Anmoore                       MLML                Self Storage               RR 2 Box 484
5.50         U-Haul Center Janesville                 MLML                Self Storage               1900 East Milwaukee Street
5.51         U-Haul Ctr Fairview                      MLML                Self Storage               13042 Fairview Avenue
5.52         U-Haul Center La Crosse                  MLML                Self Storage               2134 Rose Street
5.53         U-Haul Ct Roswell                        MLML                Self Storage               1309 South Virginia Avenue
5.54         U-Haul Crossroads                        MLML                Self Storage               6027 South High Avenue
7            Norfolk Waterside Marriott               MLML                Hospitality                235 East Main Street
8            Prium Office Portfolio II                MLML                Office                     Various
8.01         Lacey DSHS                               MLML                Office                     640 Woodland Square Loop SE
8.02         Lacey Revenue                            MLML                Office                     4565 7th Avenue SE
8.03         Capitol Building                         MLML                Office                     5000 Capitol Boulevard SE
8.04         Attorney General Building                MLML                Office                     629 Woodland Square Loop SE
8.05         Wenatchee II                             MLML                Office                     805 South Mission Street
8.06         Moses Lake Building                      MLML                Office                     1620 South Pioneer Way
8.07         Department of Corrections                MLML                Office                     637 Woodland Square Loop SE
8.08         Seattle West                             MLML                Office                     8830 25th Avenue SW
8.09         Wenatchee I                              MLML                Office                     215 Bridge Street
8.10         Chehalis Building                        MLML                Office                     2025 NE Kresky Avenue
8.11         Department of Licensing                  MLML                Office                     645 Woodland Square Loop SE
15           Forest Lake Estates                      MLML                Manufactured Housing       6429 Forest Lake Drive
17           Penney's Plaza                           MLML                Retail                     5516-96 Springdale Avenue
18           Missouri Falls                           MLML                Office                     645 East Missouri Avenue
19           Willow Creek Retail Center               MLML                Retail                     42000 Ford Road
20           Barron's Gate at Woodbridge              MLML                Multifamily                826 Rahway Avenue
22           North Hills Shopping Center              MLML                Retail                     16826 Devonshire Street
23           Hilton Garden Inn - Fairfax              MLML                Hospitality                3950 Fair Ridge Drive
24           8501 West Higgins                        MLML                Office                     8501 West Higgins Road
26           Maricopa Fiesta Shopping Center          MLML                Retail                     20928, 21104, 21116, 21164
                                                                                                     North John Wayne Parkway
32           844 Front Street                         MLML                Retail                     844 Front Street
34           Park N Go                                MLML                Other                      790 Camp Meade Road
37           The Village at Schneithorst's            MLML                Mixed Use                  1600 South Lindbergh Boulevard
39           Van Buren Plaza                          MLML                Retail                     5600-5750 Van Buren Boulevard
40           Serendipity                              MLML                Manufactured Housing       29081 US Highway 19
42           Big Curve Shopping Center                MLML                Retail                     3101-3121 South 4th Avenue;
                                                                                                     305-313 West Catalina Drive;
                                                                                                     128-362 West 32nd Street;
                                                                                                     100 East 32nd Street
43           Occidental Business Center               MLML                Office                     9400, 9410, 9420 and 9430
                                                                                                     Topanga Canyon Boulevard
44           Holiday Inn Express - Hauppauge          MLML                Hospitality                2050 Express Drive South
47           Yorba Canyon Center - Retail             MLML                Retail                     21430-21560 Yorba Linda
                                                                                                     Boulevard
48           Hilton Garden Inn - Boca Raton           MLML                Hospitality                8201 Congress Avenue
49           Aurora Square                            MLML                Retail                     15725-913 Westminster Way
                                                                                                     North
50           Carmax Louisville Kentucky               MLML                Retail                     9550 Bluegrass Parkway
51           Hilton Garden Inn - Miramar              MLML                Hospitality                14501 Hotel Road
58           Plaza Del Mar                            MLML                Retail                     1515 North Federal Highway
61           Decatur Twain Shopping Center            MLML                Retail                     3650 South Decatur Boulevard
62           Halekuai Center                          MLML                Mixed Use                  563-565 Farrington Highway
64           Harcourt Club                            MLML                Multifamily                2000 West 79th Street
65           Ocoee Town Square                        MLML                Retail                     11029 West Colonial Drive
69           Olympia Plaza                            MLML                Retail                     113 West Joe Orr Road
70           Safeway Village at Rockrimmon            MLML                Retail                     710-836 Village Center Drive
76           Walgreens - New Brunswick                MLML                Retail                     20 Jersey Avenue
78           Walgreens - Chamblee                     MLML                Retail                     5373 Peachtree Industrial
                                                                                                     Boulevard
79           12800-12830 Seal Beach Boulevard         MLML                Retail                     12800-12830 Seal Beach
                                                                                                     Boulevard
80           Ontario Marketplace                      MLML                Retail                     203-263 East Lane
83           Mega Play Plaza                          MLML                Retail                     5269 West Irlo Bronson Highway
84           Meridian Marketplace                     MLML                Retail                     8923 South Meridian Street
85           1401 Walnut                              MLML                Retail                     1401 Walnut Street
88           Bell Street Center                       MLML                Retail                     251 North Bell Street
93           Holiday Inn Express - Bishop             MLML                Hospitality                636 North Main Street
101          Wal-Mart Las Cruces                      MLML                Retail                     2350 East Lohman Avenue
102          Jennings Road Self Storage               MLML                Self Storage               3737 Southeast Jennings Road
105          9821 South Eastern Avenue                MLML                Retail                     9821 South Eastern Avenue
107          Walgreens Houston                        MLML                Retail                     12702 Bammel-North Houston
                                                                                                     Road
109          Yorba Canyon Center - Office             MLML                Office                     21580 Yorba Linda Boulevard




                                                                                                     Loan Level
                                                                                                     Property Level


Loan #       Property Name                            City                  County                   State             Zip
                                                                                                                       Code
1            The Westchester                          White Plains          Westchester              NY                10601
2            711 Third Avenue                         New York              New York                 NY                10017
3            Queen Ka'ahumanu Center                  Kahului               Maui                     HI                96732
5            U-Haul Self Storage Portfolio I          Various               Various                  Various           Various
5.01         U-Haul Center Nanuet                     Nanuet                Rockland                 NY                10954
5.02         U-Haul Mission Ave                       Escondido             San Diego                CA                92025
5.03         U-Haul Center Fairbanks                  Fairbanks             Fairbanks North Star     AK                99701
5.04         U-Haul Ctr El Cajon                      El Cajon              San Diego                CA                92021
5.05         U-Haul Ctr Lakewood                      Long Beach            Los Angeles              CA                90805
5.06         U-Haul Rolling Acres                     Akron                 Summit                   OH                44320
5.07         U-Haul West Maple                        Omaha                 Douglas                  NE                68134
5.08         U-Haul Center Midlothian                 Richmond              Chesterfield             VA                23225
5.09         U-Haul Ctr Blaine                        Blaine                Anoka                    MN                55434
5.10         U-Haul Center Bragg Blvd                 Fayetteville          Cumberland               NC                28303
5.11         U-Haul Ct Hillsboro                      Hillsboro             Washington               OR                97124
5.12         U-Haul Park Forest                       Park Forest           Cook                     IL                60466
5.13         U-Haul Ct Good Hope                      Milwaukee             Milwaukee                WI                53223
5.14         U-Haul Waterford                         Waterford             Oakland                  MI                48328
5.15         U-Haul Ctr Ridge Rd                      Rochester             Monroe                   NY                14622
5.16         U-Haul Center Of Elizabeth               Elizabeth             Union                    NJ                7208
5.17         U-Haul Stevenson Drive                   Springfield           Sangamon                 IL                62703
5.18         U-Haul Center Watertown                  Watertown             Jefferson                NY                13601
5.19         U-Haul Ctr Main St                       Billings              Yellowstone              MT                59105
5.20         U-Haul Schererville                      Schererville          Cook                     IN                46375
5.21         U-Haul Noland I-70                       Independence          Jackson                  MO                64055
5.22         U-Haul Berrien                           Benton Harbor         Berrien                  MI                49022
5.23         U-Haul Center Of 64 East                 Raleigh               Wake                     NC                27610
5.24         U-Haul Little Creek                      Norfolk               Norfolk City             VA                23518
5.25         U-Haul Center Waukegan                   Waukegan              Lake                     IL                60085
5.26         U-Haul University                        University City       Saint Louis              MO                63130
5.27         U-Haul Ct Genesee                        Buffalo               Erie                     NY                14211
5.28         U-Haul Academy Blvd                      Colorado Springs      El Paso                  CO                80909
5.29         U-Haul Ctr Tustin                        Tustin                Orange                   CA                92780
5.30         U-Haul Ct Main St                        Buffalo               Erie                     NY                14208
5.31         U-Haul Circle City                       Corona                Riverside                CA                92879
5.32         U-Haul Ctr Troy                          Troy                  Oakland                  MI                48084
5.33         U-Haul Keystone Pla                      Indianapolis          Marion                   IN                46220
5.34         U-Haul Greenfield                        West Allis            Milwaukee                WI                53214
5.35         U-Haul Frenchtown                        Monroe                Monroe                   MI                48162
5.36         U-Haul Transit Road                      Depew                 Erie                     NY                14043
5.37         U-Haul Mayfield Rd                       Cleveland Heights     Cuyahoga                 OH                44118
5.38         U-Haul Eastview                          Victor                Ontario                  NY                14564
5.39         U-Haul Niagara Fall                      Niagara Falls         Niagara                  NY                14304
5.40         U-Haul Ctr Cache Rd                      Lawton                Comanche                 OK                73507
5.41         U-Haul Ctr Midway                        Chicago               Cook                     IL                60632
5.42         U-Haul Shadeland Av                      Indianapolis          Marion                   IN                46219
5.43         U-Haul Ctr Columbia                      Columbia              Boone                    MO                65203
5.44         U-Haul Ctr of Rome                       Rome                  Oneida                   NY                13440
5.45         U-Haul Ctr Baseline                      San Bernardino        San Bernardino           CA                92410
5.46         U-Haul Ct Of Auburn                      Auburn                King                     WA                98002
5.47         U-Haul Center N Freeway                  Pueblo                Pueblo                   CO                81008
5.48         U-Haul Ct Queen Cty                      Meridian              Lauderdale               MS                39301
5.49         U-Haul Ctr Anmoore                       Bridgeport            Harrison                 WV                26330
5.50         U-Haul Center Janesville                 Janesville            Rock                     WI                53545
5.51         U-Haul Ctr Fairview                      Garden Grove          Orange                   CA                92841
5.52         U-Haul Center La Crosse                  La Crosse             La Crosse                WI                54603
5.53         U-Haul Ct Roswell                        Roswell               Chaves                   NM                88203
5.54         U-Haul Crossroads                        Oklahoma City         Oklahoma                 OK                73149
7            Norfolk Waterside Marriott               Norfolk               Norfolk City             VA                23510
8            Prium Office Portfolio II                Various               Various                  WA                Various
8.01         Lacey DSHS                               Lacey                 Thurston                 WA                98503
8.02         Lacey Revenue                            Lacey                 Thurston                 WA                98503
8.03         Capitol Building                         Tumwater              Thurston                 WA                98501
8.04         Attorney General Building                Lacey                 Thurston                 WA                98503
8.05         Wenatchee II                             Wenatchee             Chelan                   WA                98801
8.06         Moses Lake Building                      Moses Lake            Grant                    WA                98837
8.07         Department of Corrections                Lacey                 Thurston                 WA                98503
8.08         Seattle West                             Seattle               King                     WA                98106
8.09         Wenatchee I                              Wenatchee             Chelan                   WA                98801
8.10         Chehalis Building                        Chehalis              Lewis                    WA                98532
8.11         Department of Licensing                  Lacey                 Thurston                 WA                98503
15           Forest Lake Estates                      Zephyrhills           Pasco                    FL                33540
17           Penney's Plaza                           Pleasanton            Alameda                  CA                94588
18           Missouri Falls                           Phoenix               Maricopa                 AZ                85012
19           Willow Creek Retail Center               Canton                Wayne                    MI                48187
20           Barron's Gate at Woodbridge              Woodbridge            Middlesex                NJ                7095
22           North Hills Shopping Center              Granada Hills         Los Angeles              CA                91344
23           Hilton Garden Inn - Fairfax              Fairfax               Fairfax                  VA                22033
24           8501 West Higgins                        Chicago               Cook                     IL                60631
26           Maricopa Fiesta Shopping Center          Maricopa              Pinal                    AZ                85239
32           844 Front Street                         Lahaina               Maui                     HI                96761
34           Park N Go                                Linthicum             Anne Arundel             MD                41090
37           The Village at Schneithorst's            Saint Louis           Saint Louis              MO                63131
39           Van Buren Plaza                          Riverside             Riverside                CA                92503
40           Serendipity                              Clearwater            Pinellas                 FL                33761
42           Big Curve Shopping Center                Yuma                  Yuma                     AZ                85634
43           Occidental Business Center               Chatsworth            Los Angeles              CA                91311
44           Holiday Inn Express - Hauppauge          Hauppauge             Suffolk                  NY                11788
47           Yorba Canyon Center - Retail             Yorba Linda           Orange                   CA                92887
48           Hilton Garden Inn - Boca Raton           Boca Raton            Palm Beach               FL                33487
49           Aurora Square                            Shoreline             King                     WA                98133
50           Carmax Louisville Kentucky               Louisville            Jefferson                KY                40299
51           Hilton Garden Inn - Miramar              Miramar               Broward                  FL                33027
58           Plaza Del Mar                            Fort Lauderdale       Broward                  FL                33304
61           Decatur Twain Shopping Center            Las Vegas             Clark                    NV                89103
62           Halekuai Center                          Kapolei               Honolulu                 HI                96707
64           Harcourt Club                            Indianapolis          Marion                   IN                46260
65           Ocoee Town Square                        Ocoee                 Orange                   FL                34761
69           Olympia Plaza                            Chicago Heights       Cook                     IL                60411
70           Safeway Village at Rockrimmon            Colorado Springs      El Paso                  CO                80919
76           Walgreens - New Brunswick                New Brunswick         Middlesex                NJ                08901
78           Walgreens - Chamblee                     Chamblee              DeKalb                   GA                30341
79           12800-12830 Seal Beach Boulevard         Seal Beach            Orange                   CA                90740
80           Ontario Marketplace                      Ontario               Malheur                  OR                97914
83           Mega Play Plaza                          Kissimmee             Osceola                  FL                34746
84           Meridian Marketplace                     Indianapolis          Marion                   IN                46217
85           1401 Walnut                              Philadelphia          Philadelphia             PA                19102
88           Bell Street Center                       Cedar Park            Williamson               TX                78613
93           Holiday Inn Express - Bishop             Bishop                Inyo                     CA                93514
101          Wal-Mart Las Cruces                      Las Cruces            Dona Ana                 NM                88001
102          Jennings Road Self Storage               Port Saint Lucie      Saint Lucie              FL                34952
105          9821 South Eastern Avenue                Las Vegas             Clark                    NV                89123
107          Walgreens Houston                        Houston               Harris                   TX                77066
109          Yorba Canyon Center - Office             Yorba Linda           Orange                   CA                92887


Loan #       Property Name                                       Cutoff Balance          Original            IO Monthly
                                                                      (6/1/2005)          Balance          Debt Service
1            The Westchester                                     200,000,000.00    200,000,000.00            792,540.05
2            711 Third Avenue                                    120,000,000.00    120,000,000.00            505,930.56
3            Queen Ka'ahumanu Center                              92,000,000.00     92,000,000.00            374,821.20
5            U-Haul Self Storage Portfolio I                      74,988,000.00     74,988,000.00            260,383.33
5.01         U-Haul Center Nanuet                                  4,127,435.58      4,127,435.58
5.02         U-Haul Mission Ave                                    2,896,709.33      2,896,709.33
5.03         U-Haul Center Fairbanks                               2,776,638.48      2,776,638.48
5.04         U-Haul Ctr El Cajon                                   2,701,594.20      2,701,594.20
5.05         U-Haul Ctr Lakewood                                   2,476,461.35      2,476,461.35
5.06         U-Haul Rolling Acres                                  2,476,461.35      2,476,461.35
5.07         U-Haul West Maple                                     2,157,523.14      2,157,523.14
5.08         U-Haul Center Midlothian                              2,093,735.50      2,093,735.50
5.09         U-Haul Ctr Blaine                                     2,026,195.65      2,026,195.65
5.10         U-Haul Center Bragg Blvd                              1,969,912.43      1,969,912.43
5.11         U-Haul Ct Hillsboro                                   1,966,160.22      1,966,160.22
5.12         U-Haul Park Forest                                    1,951,151.36      1,951,151.36
5.13         U-Haul Ct Good Hope                                   1,906,124.79      1,906,124.79
5.14         U-Haul Waterford                                      1,838,584.94      1,838,584.94
5.15         U-Haul Ctr Ridge Rd                                   1,703,505.23      1,703,505.23
5.16         U-Haul Center Of Elizabeth                            1,696,000.80      1,696,000.80
5.17         U-Haul Stevenson Drive                                1,635,965.37      1,635,965.37
5.18         U-Haul Center Watertown                               1,575,929.95      1,575,929.95
5.19         U-Haul Ctr Main St                                    1,463,363.52      1,463,363.52
5.20         U-Haul Schererville                                   1,425,841.38      1,425,841.38
5.21         U-Haul Noland I-70                                    1,388,319.24      1,388,319.24
5.22         U-Haul Berrien                                        1,350,797.10      1,350,797.10
5.23         U-Haul Center Of 64 East                              1,332,036.03      1,332,036.03
5.24         U-Haul Little Creek                                   1,305,770.53      1,305,770.53
5.25         U-Haul Center Waukegan                                1,275,752.81      1,275,752.81
5.26         U-Haul University                                     1,256,991.74      1,256,991.74
5.27         U-Haul Ct Genesee                                     1,230,726.24      1,230,726.24
5.28         U-Haul Academy Blvd                                   1,200,708.53      1,200,708.53
5.29         U-Haul Ctr Tustin                                     1,178,195.25      1,178,195.25
5.30         U-Haul Ct Main St                                     1,178,195.25      1,178,195.25
5.31         U-Haul Circle City                                    1,170,690.82      1,170,690.82
5.32         U-Haul Ctr Troy                                       1,125,664.25      1,125,664.25
5.33         U-Haul Keystone Pla                                   1,118,159.82      1,118,159.82
5.34         U-Haul Greenfield                                     1,088,142.11      1,088,142.11
5.35         U-Haul Frenchtown                                     1,013,097.82      1,013,097.82
5.36         U-Haul Transit Road                                     964,319.04        964,319.04
5.37         U-Haul Mayfield Rd                                      945,557.97        945,557.97
5.38         U-Haul Eastview                                         930,549.11        930,549.11
5.39         U-Haul Niagara Fall                                     923,044.68        923,044.68
5.40         U-Haul Ctr Cache Rd                                     900,531.40        900,531.40
5.41         U-Haul Ctr Midway                                       848,000.40        848,000.40
5.42         U-Haul Shadeland Av                                     832,991.54        832,991.54
5.43         U-Haul Ctr Columbia                                     802,973.83        802,973.83
5.44         U-Haul Ctr of Rome                                      802,973.83        802,973.83
5.45         U-Haul Ctr Baseline                                     750,442.83        750,442.83
5.46         U-Haul Ct Of Auburn                                     712,920.69        712,920.69
5.47         U-Haul Center N Freeway                                 675,398.55        675,398.55
5.48         U-Haul Ct Queen Cty                                     645,380.84        645,380.84
5.49         U-Haul Ctr Anmoore                                      592,849.84        592,849.84
5.50         U-Haul Center Janesville                                592,849.84        592,849.84
5.51         U-Haul Ctr Fairview                                     592,849.84        592,849.84
5.52         U-Haul Center La Crosse                                 562,832.12        562,832.12
5.53         U-Haul Ct Roswell                                       525,309.98        525,309.98
5.54         U-Haul Crossroads                                       307,681.56        307,681.56
7            Norfolk Waterside Marriott                           40,508,044.25     41,000,000.00
8            Prium Office Portfolio II                            40,353,238.51     40,700,000.00
8.01         Lacey DSHS                                           11,202,733.25     11,299,000.03
8.02         Lacey Revenue                                         8,678,425.00      8,753,000.02
8.03         Capitol Building                                      5,443,225.55      5,490,000.01
8.04         Attorney General Building                             4,181,071.43      4,217,000.01
8.05         Wenatchee II                                          2,998,235.72      3,024,000.01
8.06         Moses Lake Building                                   2,209,017.58      2,228,000.00
8.07         Department of Corrections                             1,814,408.51      1,830,000.00
8.08         Seattle West                                          1,341,472.52      1,353,000.00
8.09         Wenatchee I                                             946,863.47        955,000.01
8.10         Chehalis Building                                       827,885.76        834,999.91
8.11         Department of Licensing                                 709,899.72        716,000.00
15           Forest Lake Estates                                  23,980,756.80     24,000,000.00
17           Penney's Plaza                                       21,000,000.00     21,000,000.00             94,322.08
18           Missouri Falls                                       20,000,000.00     20,000,000.00             93,007.41
19           Willow Creek Retail Center                           19,600,000.00     19,600,000.00             88,017.38
20           Barron's Gate at Woodbridge                          18,955,549.61     19,000,000.00
22           North Hills Shopping Center                          17,400,000.00     17,400,000.00             78,617.15
23           Hilton Garden Inn - Fairfax                          16,379,039.21     16,400,000.00
24           8501 West Higgins                                    15,985,823.45     16,000,000.00
26           Maricopa Fiesta Shopping Center                      14,900,000.00     14,900,000.00             63,952.73
32           844 Front Street                                     12,339,030.93     12,350,000.00
34           Park N Go                                            11,967,334.78     12,000,000.00
37           The Village at Schneithorst's                        11,586,595.83     11,600,000.00
39           Van Buren Plaza                                      11,360,000.00     11,360,000.00             50,505.46
40           Serendipity                                          11,000,000.00     11,000,000.00
42           Big Curve Shopping Center                            10,910,001.94     10,920,000.00
43           Occidental Business Center                           10,880,000.00     10,880,000.00             48,683.97
44           Holiday Inn Express - Hauppauge                      10,868,713.05     10,900,000.00
47           Yorba Canyon Center - Retail                          9,974,000.00      9,974,000.00             43,568.14
48           Hilton Garden Inn - Boca Raton                        9,787,474.65      9,800,000.00
49           Aurora Square                                         9,750,000.00      9,750,000.00             43,967.04
50           Carmax Louisville Kentucky                            9,600,000.00      9,600,000.00             51,059.44
51           Hilton Garden Inn - Miramar                           9,537,794.18      9,550,000.00
58           Plaza Del Mar                                         8,053,311.14      8,070,000.00
61           Decatur Twain Shopping Center                         7,526,508.26      7,550,000.00
62           Halekuai Center                                       7,500,000.00      7,500,000.00             32,932.38
64           Harcourt Club                                         7,250,000.00      7,250,000.00
65           Ocoee Town Square                                     7,167,274.21      7,200,000.00
69           Olympia Plaza                                         5,992,023.45      6,000,000.00
70           Safeway Village at Rockrimmon                         5,800,000.00      5,800,000.00             26,903.05
76           Walgreens - New Brunswick                             5,544,818.41      5,550,000.00
78           Walgreens - Chamblee                                  5,330,000.00      5,330,000.00
79           12800-12830 Seal Beach Boulevard                      5,200,000.00      5,200,000.00
80           Ontario Marketplace                                   5,127,227.41      5,150,000.00
83           Mega Play Plaza                                       4,525,000.00      4,525,000.00
84           Meridian Marketplace                                  4,500,000.00      4,500,000.00             21,067.34
85           1401 Walnut                                           4,450,000.00      4,450,000.00             21,494.99
88           Bell Street Center                                    4,280,000.00      4,280,000.00
93           Holiday Inn Express - Bishop                          4,000,000.00      4,000,000.00
101          Wal-Mart Las Cruces                                   2,862,451.87      2,900,000.00
102          Jennings Road Self Storage                            2,800,000.00      2,800,000.00             12,301.85
105          9821 South Eastern Avenue                             2,598,437.04      2,612,000.00
107          Walgreens Houston                                     2,050,000.00      2,050,000.00
109          Yorba Canyon Center - Office                          1,776,000.00      1,776,000.00              7,757.87


Loan #       Property Name                                      IO Annual Debt           Monthly P&I           Annual P&I
                                                                       Service          Debt Service         Debt Service
1            The Westchester                                      9,510,480.56
2            711 Third Avenue                                     6,071,166.67
3            Queen Ka'ahumanu Center                              4,497,854.44
5            U-Haul Self Storage Portfolio I                                              468,677.77         5,624,133.24
5.01         U-Haul Center Nanuet
5.02         U-Haul Mission Ave
5.03         U-Haul Center Fairbanks
5.04         U-Haul Ctr El Cajon
5.05         U-Haul Ctr Lakewood
5.06         U-Haul Rolling Acres
5.07         U-Haul West Maple
5.08         U-Haul Center Midlothian
5.09         U-Haul Ctr Blaine
5.10         U-Haul Center Bragg Blvd
5.11         U-Haul Ct Hillsboro
5.12         U-Haul Park Forest
5.13         U-Haul Ct Good Hope
5.14         U-Haul Waterford
5.15         U-Haul Ctr Ridge Rd
5.16         U-Haul Center Of Elizabeth
5.17         U-Haul Stevenson Drive
5.18         U-Haul Center Watertown
5.19         U-Haul Ctr Main St
5.20         U-Haul Schererville
5.21         U-Haul Noland I-70
5.22         U-Haul Berrien
5.23         U-Haul Center Of 64 East
5.24         U-Haul Little Creek
5.25         U-Haul Center Waukegan
5.26         U-Haul University
5.27         U-Haul Ct Genesee
5.28         U-Haul Academy Blvd
5.29         U-Haul Ctr Tustin
5.30         U-Haul Ct Main St
5.31         U-Haul Circle City
5.32         U-Haul Ctr Troy
5.33         U-Haul Keystone Pla
5.34         U-Haul Greenfield
5.35         U-Haul Frenchtown
5.36         U-Haul Transit Road
5.37         U-Haul Mayfield Rd
5.38         U-Haul Eastview
5.39         U-Haul Niagara Fall
5.40         U-Haul Ctr Cache Rd
5.41         U-Haul Ctr Midway
5.42         U-Haul Shadeland Av
5.43         U-Haul Ctr Columbia
5.44         U-Haul Ctr of Rome
5.45         U-Haul Ctr Baseline
5.46         U-Haul Ct Of Auburn
5.47         U-Haul Center N Freeway
5.48         U-Haul Ct Queen Cty
5.49         U-Haul Ctr Anmoore
5.50         U-Haul Center Janesville
5.51         U-Haul Ctr Fairview
5.52         U-Haul Center La Crosse
5.53         U-Haul Ct Roswell
5.54         U-Haul Crossroads
7            Norfolk Waterside Marriott                                                   273,386.30         3,280,635.60
8            Prium Office Portfolio II                                                    229,814.95         2,757,779.40
8.01         Lacey DSHS
8.02         Lacey Revenue
8.03         Capitol Building
8.04         Attorney General Building
8.05         Wenatchee II
8.06         Moses Lake Building
8.07         Department of Corrections
8.08         Seattle West
8.09         Wenatchee I
8.10         Chehalis Building
8.11         Department of Licensing
15           Forest Lake Estates                                                          145,826.53         1,749,918.36
17           Penney's Plaza                                       1,131,865.00            116,822.72         1,401,872.64
18           Missouri Falls                                       1,116,088.89            113,608.00         1,363,296.00
19           Willow Creek Retail Center                           1,056,208.61            109,022.36         1,308,268.32
20           Barron's Gate at Woodbridge                                                  100,296.00         1,203,552.00
22           North Hills Shopping Center                            943,405.77             97,137.98         1,165,655.76
23           Hilton Garden Inn - Fairfax                                                  105,595.27         1,267,143.24
24           8501 West Higgins                                                             93,295.44         1,119,545.28
26           Maricopa Fiesta Shopping Center                        767,432.78             80,716.50           968,598.00
32           844 Front Street                                                              71,937.93           863,255.16
34           Park N Go                                                                     77,389.54           928,674.48
37           The Village at Schneithorst's                                                 71,894.10           862,729.20
39           Van Buren Plaza                                        606,065.47             62,814.80           753,777.60
40           Serendipity                                                                   63,322.20           759,866.40
42           Big Curve Shopping Center                                                     62,778.97           753,347.64
43           Occidental Business Center                             584,207.64             60,390.12           724,681.44
44           Holiday Inn Express - Hauppauge                                               68,250.21           819,002.52
47           Yorba Canyon Center - Retail                           522,817.69             54,583.62           655,003.44
48           Hilton Garden Inn - Boca Raton                                                63,099.61           757,195.32
49           Aurora Square                                          527,604.46             54,367.66           652,411.92
50           Carmax Louisville Kentucky                             612,713.33             59,390.10           712,681.20
51           Hilton Garden Inn - Miramar                                                   61,489.93           737,879.16
58           Plaza Del Mar                                                                 45,517.24           546,206.88
61           Decatur Twain Shopping Center                                                 42,042.79           504,513.48
62           Halekuai Center                                        395,188.54             41,169.42           494,033.04
64           Harcourt Club                                                                 43,822.29           525,867.48
65           Ocoee Town Square                                                             40,160.97           481,931.64
69           Olympia Plaza                                                                 37,891.55           454,698.60
70           Safeway Village at Rockrimmon                          322,836.62             32,895.02           394,740.24
76           Walgreens - New Brunswick                                                     31,634.27           379,611.24
78           Walgreens - Chamblee                                                          30,298.61           363,583.32
79           12800-12830 Seal Beach Boulevard                                              28,611.61           343,339.32
80           Ontario Marketplace                                                           29,202.37           350,428.44
83           Mega Play Plaza                                                               25,715.17           308,582.04
84           Meridian Marketplace                                   252,808.13             25,666.38           307,996.56
85           1401 Walnut                                            257,939.92
88           Bell Street Center                                                            23,676.75           284,121.00
93           Holiday Inn Express - Bishop                                                  26,386.78           316,641.36
101          Wal-Mart Las Cruces                                                           30,405.85           364,870.20
102          Jennings Road Self Storage                                                    15,375.10           184,501.20
105          9821 South Eastern Avenue                                                     15,464.93           185,579.16
107          Walgreens Houston                                                             11,932.01           143,184.12
109          Yorba Canyon Center - Office                            93,094.47              9,719.32           116,631.84


Loan #       Property Name                                  Interest          Primary           Master        Trustee &
                                                             Rate (%)       Servicing        Servicing           Paying
                                                                             Fee Rate         Fee Rate            Agent
                                                                                                                    Fee
1            The Westchester                                  4.6901          0.02000          0.01000          0.00130
2            711 Third Avenue                                 4.9900          0.02000          0.01000          0.00130
3            Queen Ka'ahumanu Center                          4.8220          0.02000          0.01000          0.00130
5            U-Haul Self Storage Portfolio I                  5.6820          0.02000          0.01000          0.00130
5.01         U-Haul Center Nanuet
5.02         U-Haul Mission Ave
5.03         U-Haul Center Fairbanks
5.04         U-Haul Ctr El Cajon
5.05         U-Haul Ctr Lakewood
5.06         U-Haul Rolling Acres
5.07         U-Haul West Maple
5.08         U-Haul Center Midlothian
5.09         U-Haul Ctr Blaine
5.10         U-Haul Center Bragg Blvd
5.11         U-Haul Ct Hillsboro
5.12         U-Haul Park Forest
5.13         U-Haul Ct Good Hope
5.14         U-Haul Waterford
5.15         U-Haul Ctr Ridge Rd
5.16         U-Haul Center Of Elizabeth
5.17         U-Haul Stevenson Drive
5.18         U-Haul Center Watertown
5.19         U-Haul Ctr Main St
5.20         U-Haul Schererville
5.21         U-Haul Noland I-70
5.22         U-Haul Berrien
5.23         U-Haul Center Of 64 East
5.24         U-Haul Little Creek
5.25         U-Haul Center Waukegan
5.26         U-Haul University
5.27         U-Haul Ct Genesee
5.28         U-Haul Academy Blvd
5.29         U-Haul Ctr Tustin
5.30         U-Haul Ct Main St
5.31         U-Haul Circle City
5.32         U-Haul Ctr Troy
5.33         U-Haul Keystone Pla
5.34         U-Haul Greenfield
5.35         U-Haul Frenchtown
5.36         U-Haul Transit Road
5.37         U-Haul Mayfield Rd
5.38         U-Haul Eastview
5.39         U-Haul Niagara Fall
5.40         U-Haul Ctr Cache Rd
5.41         U-Haul Ctr Midway
5.42         U-Haul Shadeland Av
5.43         U-Haul Ctr Columbia
5.44         U-Haul Ctr of Rome
5.45         U-Haul Ctr Baseline
5.46         U-Haul Ct Of Auburn
5.47         U-Haul Center N Freeway
5.48         U-Haul Ct Queen Cty
5.49         U-Haul Ctr Anmoore
5.50         U-Haul Center Janesville
5.51         U-Haul Ctr Fairview
5.52         U-Haul Center La Crosse
5.53         U-Haul Ct Roswell
5.54         U-Haul Crossroads
7            Norfolk Waterside Marriott                       6.3650          0.02000          0.01000          0.00130
8            Prium Office Portfolio II                        5.4500          0.02000          0.01000          0.00130
8.01         Lacey DSHS
8.02         Lacey Revenue
8.03         Capitol Building
8.04         Attorney General Building
8.05         Wenatchee II
8.06         Moses Lake Building
8.07         Department of Corrections
8.08         Seattle West
8.09         Wenatchee I
8.10         Chehalis Building
8.11         Department of Licensing
15           Forest Lake Estates                              6.1250          0.02000          0.01000          0.00130
17           Penney's Plaza                                   5.3160          0.02000          0.01000          0.00130
18           Missouri Falls                                   5.5040          0.02000          0.01000          0.00130
19           Willow Creek Retail Center                       5.3150          0.00000          0.01000          0.00130
20           Barron's Gate at Woodbridge                      4.8530          0.02000          0.01000          0.00130
22           North Hills Shopping Center                      5.3476          0.02000          0.01000          0.00130
23           Hilton Garden Inn - Fairfax                      5.9930          0.02000          0.01000          0.00130
24           8501 West Higgins                                5.7425          0.02000          0.01000          0.00130
26           Maricopa Fiesta Shopping Center                  5.0800          0.02000          0.01000          0.00130
32           844 Front Street                                 5.7330          0.02000          0.01000          0.00130
34           Park N Go                                        6.0100          0.02000          0.01000          0.00130
37           The Village at Schneithorst's                    5.8555          0.02000          0.01000          0.00130
39           Van Buren Plaza                                  5.2620          0.02000          0.01000          0.00130
40           Serendipity                                      5.6250          0.02000          0.01000          0.00130
42           Big Curve Shopping Center                        5.6130          0.02000          0.01000          0.00130
43           Occidental Business Center                       5.2960          0.02000          0.01000          0.00130
44           Holiday Inn Express - Hauppauge                  5.7010          0.02000          0.01000          0.00130
47           Yorba Canyon Center - Retail                     5.1700          0.02000          0.01000          0.00130
48           Hilton Garden Inn - Boca Raton                   5.9930          0.02000          0.01000          0.00130
49           Aurora Square                                    5.3372          0.02000          0.01000          0.00130
50           Carmax Louisville Kentucky                       6.2950          0.02000          0.01000          0.00130
51           Hilton Garden Inn - Miramar                      5.9930          0.02000          0.01000          0.00130
58           Plaza Del Mar                                    5.4400          0.02000          0.01000          0.00130
61           Decatur Twain Shopping Center                    5.3250          0.02000          0.01000          0.00130
62           Halekuai Center                                  5.1970          0.02000          0.01000          0.00130
64           Harcourt Club                                    6.0760          0.00000          0.01000          0.00130
65           Ocoee Town Square                                5.3400          0.02000          0.01000          0.00130
69           Olympia Plaza                                    5.7900          0.02000          0.01000          0.00130
70           Safeway Village at Rockrimmon                    5.4899          0.02000          0.01000          0.00130
76           Walgreens - New Brunswick                        5.5350          0.02000          0.01000          0.00130
78           Walgreens - Chamblee                             5.5106          0.02000          0.01000          0.00130
79           12800-12830 Seal Beach Boulevard                 5.2180          0.02000          0.01000          0.00130
80           Ontario Marketplace                              5.4880          0.02000          0.01000          0.00130
83           Mega Play Plaza                                  5.5080          0.00000          0.01000          0.00130
84           Meridian Marketplace                             5.5410          0.02000          0.01000          0.00130
85           1401 Walnut                                      5.7170          0.02000          0.01000          0.00130
88           Bell Street Center                               5.2660          0.00000          0.01000          0.00130
93           Holiday Inn Express - Bishop                     6.2500          0.02000          0.01000          0.00130
101          Wal-Mart Las Cruces                              4.7500          0.02000          0.01000          0.00130
102          Jennings Road Self Storage                       5.2000          0.02000          0.01000          0.00130
105          9821 South Eastern Avenue                        5.5590          0.02000          0.01000          0.00130
107          Walgreens Houston                                5.7260          0.02000          0.01000          0.00130
109          Yorba Canyon Center - Office                     5.1700          0.02000          0.01000          0.00130


Loan #       Property Name                                  Broker       Admin.              Net Accrual             Term
                                                             Strip          Fee         Mortgage Type
                                                              Rate                      Interest
                                                                                            Rate
1            The Westchester                                            0.03130           4.6588 Actual/360            60
2            711 Third Avenue                                           0.03130           4.9587 Actual/360           120
3            Queen Ka'ahumanu Center                                    0.03130           4.7907 Actual/360            60
5            U-Haul Self Storage Portfolio I                            0.03130           5.6507 Actual/360           121
5.01         U-Haul Center Nanuet                                                                                     121
5.02         U-Haul Mission Ave                                                                                       121
5.03         U-Haul Center Fairbanks                                                                                  121
5.04         U-Haul Ctr El Cajon                                                                                      121
5.05         U-Haul Ctr Lakewood                                                                                      121
5.06         U-Haul Rolling Acres                                                                                     121
5.07         U-Haul West Maple                                                                                        121
5.08         U-Haul Center Midlothian                                                                                 121
5.09         U-Haul Ctr Blaine                                                                                        121
5.10         U-Haul Center Bragg Blvd                                                                                 121
5.11         U-Haul Ct Hillsboro                                                                                      121
5.12         U-Haul Park Forest                                                                                       121
5.13         U-Haul Ct Good Hope                                                                                      121
5.14         U-Haul Waterford                                                                                         121
5.15         U-Haul Ctr Ridge Rd                                                                                      121
5.16         U-Haul Center Of Elizabeth                                                                               121
5.17         U-Haul Stevenson Drive                                                                                   121
5.18         U-Haul Center Watertown                                                                                  121
5.19         U-Haul Ctr Main St                                                                                       121
5.20         U-Haul Schererville                                                                                      121
5.21         U-Haul Noland I-70                                                                                       121
5.22         U-Haul Berrien                                                                                           121
5.23         U-Haul Center Of 64 East                                                                                 121
5.24         U-Haul Little Creek                                                                                      121
5.25         U-Haul Center Waukegan                                                                                   121
5.26         U-Haul University                                                                                        121
5.27         U-Haul Ct Genesee                                                                                        121
5.28         U-Haul Academy Blvd                                                                                      121
5.29         U-Haul Ctr Tustin                                                                                        121
5.30         U-Haul Ct Main St                                                                                        121
5.31         U-Haul Circle City                                                                                       121
5.32         U-Haul Ctr Troy                                                                                          121
5.33         U-Haul Keystone Pla                                                                                      121
5.34         U-Haul Greenfield                                                                                        121
5.35         U-Haul Frenchtown                                                                                        121
5.36         U-Haul Transit Road                                                                                      121
5.37         U-Haul Mayfield Rd                                                                                       121
5.38         U-Haul Eastview                                                                                          121
5.39         U-Haul Niagara Fall                                                                                      121
5.40         U-Haul Ctr Cache Rd                                                                                      121
5.41         U-Haul Ctr Midway                                                                                        121
5.42         U-Haul Shadeland Av                                                                                      121
5.43         U-Haul Ctr Columbia                                                                                      121
5.44         U-Haul Ctr of Rome                                                                                       121
5.45         U-Haul Ctr Baseline                                                                                      121
5.46         U-Haul Ct Of Auburn                                                                                      121
5.47         U-Haul Center N Freeway                                                                                  121
5.48         U-Haul Ct Queen Cty                                                                                      121
5.49         U-Haul Ctr Anmoore                                                                                       121
5.50         U-Haul Center Janesville                                                                                 121
5.51         U-Haul Ctr Fairview                                                                                      121
5.52         U-Haul Center La Crosse                                                                                  121
5.53         U-Haul Ct Roswell                                                                                        121
5.54         U-Haul Crossroads                                                                                        121
7            Norfolk Waterside Marriott                                 0.03130           6.3337 Actual/360           120
8            Prium Office Portfolio II                                  0.03130           5.4187 Actual/360           120
8.01         Lacey DSHS                                                                                               120
8.02         Lacey Revenue                                                                                            120
8.03         Capitol Building                                                                                         120
8.04         Attorney General Building                                                                                120
8.05         Wenatchee II                                                                                             120
8.06         Moses Lake Building                                                                                      120
8.07         Department of Corrections                                                                                120
8.08         Seattle West                                                                                             120
8.09         Wenatchee I                                                                                              120
8.10         Chehalis Building                                                                                        120
8.11         Department of Licensing                                                                                  120
15           Forest Lake Estates                                        0.03130           6.0937 Actual/360           120
17           Penney's Plaza                                             0.03130           5.2847 Actual/360           120
18           Missouri Falls                                             0.03130           5.4727 Actual/360           120
19           Willow Creek Retail Center                                 0.06130           5.2537 Actual/360           120
20           Barron's Gate at Woodbridge                                0.03130           4.8217 Actual/360           120
22           North Hills Shopping Center                                0.03130           5.3163 Actual/360           120
23           Hilton Garden Inn - Fairfax                                0.03130           5.9617 Actual/360           120
24           8501 West Higgins                                          0.03130           5.7112 Actual/360            60
26           Maricopa Fiesta Shopping Center                            0.03130           5.0487 Actual/360           120
32           844 Front Street                                           0.03130           5.7017 Actual/360           120
34           Park N Go                                                  0.03130           5.9787 Actual/360           120
37           The Village at Schneithorst's                              0.03130           5.8242 Actual/360           120
39           Van Buren Plaza                                            0.03130           5.2307 Actual/360            60
40           Serendipity                                                0.03130           5.5937 Actual/360           120
42           Big Curve Shopping Center                                  0.03130           5.5817 Actual/360           120
43           Occidental Business Center                                 0.03130           5.2647 Actual/360            60
44           Holiday Inn Express - Hauppauge                            0.03130           5.6697 Actual/360           120
47           Yorba Canyon Center - Retail                               0.03130           5.1387 Actual/360           120
48           Hilton Garden Inn - Boca Raton                             0.03130           5.9617 Actual/360           120
49           Aurora Square                                              0.03130           5.3059 Actual/360           120
50           Carmax Louisville Kentucky                                 0.03130           6.2637 Actual/360           120
51           Hilton Garden Inn - Miramar                                0.03130           5.9617 Actual/360           120
58           Plaza Del Mar                                              0.03130           5.4087 Actual/360           120
61           Decatur Twain Shopping Center                              0.03130           5.2937 Actual/360           120
62           Halekuai Center                                            0.03130           5.1657 Actual/360           120
64           Harcourt Club                                              0.06130           6.0147 Actual/360            84
65           Ocoee Town Square                                          0.03130           5.3087 Actual/360           120
69           Olympia Plaza                                              0.03130           5.7587 Actual/360           120
70           Safeway Village at Rockrimmon                              0.03130           5.4586 Actual/360           120
76           Walgreens - New Brunswick                                  0.03130           5.5037 Actual/360           120
78           Walgreens - Chamblee                                       0.03130           5.4793 Actual/360           120
79           12800-12830 Seal Beach Boulevard                           0.03130           5.1867 Actual/360           120
80           Ontario Marketplace                                        0.03130           5.4567 Actual/360           120
83           Mega Play Plaza                                            0.11130           5.3967 Actual/360           120
84           Meridian Marketplace                                       0.03130           5.5097 Actual/360           120
85           1401 Walnut                                                0.03130           5.6857 Actual/360            96
88           Bell Street Center                                         0.11130           5.1547 Actual/360           120
93           Holiday Inn Express - Bishop                               0.03130           6.2187 Actual/360           120
101          Wal-Mart Las Cruces                                        0.03130           4.7187 Actual/360           120
102          Jennings Road Self Storage                                 0.03130           5.1687 Actual/360           121
105          9821 South Eastern Avenue                                  0.03130           5.5277 Actual/360           120
107          Walgreens Houston                                          0.03130           5.6947 Actual/360           120
109          Yorba Canyon Center - Office                               0.03130           5.1387 Actual/360           120








Loan #       Property Name                                    Remaining         Maturity/A       Amort           Remaining
                                                                   Term            RD Date        Term          Amort Term
1            The Westchester                                         60           6/1/2010           0                   0
2            711 Third Avenue                                       120           6/1/2015           0                   0
3            Queen Ka'ahumanu Center                                 60           6/8/2010           0                   0
5            U-Haul Self Storage Portfolio I                        121           7/1/2015         300                 300
5.01         U-Haul Center Nanuet                                   121                            300                 300
5.02         U-Haul Mission Ave                                     121                            300                 300
5.03         U-Haul Center Fairbanks                                121                            300                 300
5.04         U-Haul Ctr El Cajon                                    121                            300                 300
5.05         U-Haul Ctr Lakewood                                    121                            300                 300
5.06         U-Haul Rolling Acres                                   121                            300                 300
5.07         U-Haul West Maple                                      121                            300                 300
5.08         U-Haul Center Midlothian                               121                            300                 300
5.09         U-Haul Ctr Blaine                                      121                            300                 300
5.10         U-Haul Center Bragg Blvd                               121                            300                 300
5.11         U-Haul Ct Hillsboro                                    121                            300                 300
5.12         U-Haul Park Forest                                     121                            300                 300
5.13         U-Haul Ct Good Hope                                    121                            300                 300
5.14         U-Haul Waterford                                       121                            300                 300
5.15         U-Haul Ctr Ridge Rd                                    121                            300                 300
5.16         U-Haul Center Of Elizabeth                             121                            300                 300
5.17         U-Haul Stevenson Drive                                 121                            300                 300
5.18         U-Haul Center Watertown                                121                            300                 300
5.19         U-Haul Ctr Main St                                     121                            300                 300
5.20         U-Haul Schererville                                    121                            300                 300
5.21         U-Haul Noland I-70                                     121                            300                 300
5.22         U-Haul Berrien                                         121                            300                 300
5.23         U-Haul Center Of 64 East                               121                            300                 300
5.24         U-Haul Little Creek                                    121                            300                 300
5.25         U-Haul Center Waukegan                                 121                            300                 300
5.26         U-Haul University                                      121                            300                 300
5.27         U-Haul Ct Genesee                                      121                            300                 300
5.28         U-Haul Academy Blvd                                    121                            300                 300
5.29         U-Haul Ctr Tustin                                      121                            300                 300
5.30         U-Haul Ct Main St                                      121                            300                 300
5.31         U-Haul Circle City                                     121                            300                 300
5.32         U-Haul Ctr Troy                                        121                            300                 300
5.33         U-Haul Keystone Pla                                    121                            300                 300
5.34         U-Haul Greenfield                                      121                            300                 300
5.35         U-Haul Frenchtown                                      121                            300                 300
5.36         U-Haul Transit Road                                    121                            300                 300
5.37         U-Haul Mayfield Rd                                     121                            300                 300
5.38         U-Haul Eastview                                        121                            300                 300
5.39         U-Haul Niagara Fall                                    121                            300                 300
5.40         U-Haul Ctr Cache Rd                                    121                            300                 300
5.41         U-Haul Ctr Midway                                      121                            300                 300
5.42         U-Haul Shadeland Av                                    121                            300                 300
5.43         U-Haul Ctr Columbia                                    121                            300                 300
5.44         U-Haul Ctr of Rome                                     121                            300                 300
5.45         U-Haul Ctr Baseline                                    121                            300                 300
5.46         U-Haul Ct Of Auburn                                    121                            300                 300
5.47         U-Haul Center N Freeway                                121                            300                 300
5.48         U-Haul Ct Queen Cty                                    121                            300                 300
5.49         U-Haul Ctr Anmoore                                     121                            300                 300
5.50         U-Haul Center Janesville                               121                            300                 300
5.51         U-Haul Ctr Fairview                                    121                            300                 300
5.52         U-Haul Center La Crosse                                121                            300                 300
5.53         U-Haul Ct Roswell                                      121                            300                 300
5.54         U-Haul Crossroads                                      121                            300                 300
7            Norfolk Waterside Marriott                             111           9/1/2014         300                 291
8            Prium Office Portfolio II                              112          10/1/2014         360                 352
8.01         Lacey DSHS                                             112                            360                 352
8.02         Lacey Revenue                                          112                            360                 352
8.03         Capitol Building                                       112                            360                 352
8.04         Attorney General Building                              112                            360                 352
8.05         Wenatchee II                                           112                            360                 352
8.06         Moses Lake Building                                    112                            360                 352
8.07         Department of Corrections                              112                            360                 352
8.08         Seattle West                                           112                            360                 352
8.09         Wenatchee I                                            112                            360                 352
8.10         Chehalis Building                                      112                            360                 352
8.11         Department of Licensing                                112                            360                 352
15           Forest Lake Estates                                    119           5/1/2015         360                 359
17           Penney's Plaza                                         120           6/1/2015         360                 360
18           Missouri Falls                                         119           5/1/2015         360                 360
19           Willow Creek Retail Center                             119           5/1/2015         360                 360
20           Barron's Gate at Woodbridge                            118           4/1/2015         360                 358
22           North Hills Shopping Center                            117           3/1/2015         360                 360
23           Hilton Garden Inn - Fairfax                            119           5/1/2015         300                 299
24           8501 West Higgins                                       59           5/1/2010         360                 359
26           Maricopa Fiesta Shopping Center                        116           2/1/2015         360                 360
32           844 Front Street                                       119           5/1/2015         360                 359
34           Park N Go                                              118           4/1/2015         300                 298
37           The Village at Schneithorst's                          119           5/1/2015         318                 317
39           Van Buren Plaza                                         60           6/1/2010         360                 360
40           Serendipity                                            120           6/1/2015         360                 360
42           Big Curve Shopping Center                              119           5/1/2015         360                 359
43           Occidental Business Center                              59           5/1/2010         360                 360
44           Holiday Inn Express - Hauppauge                        118           4/1/2015         300                 298
47           Yorba Canyon Center - Retail                           119           5/1/2015         360                 360
48           Hilton Garden Inn - Boca Raton                         119           5/1/2015         300                 299
49           Aurora Square                                          120           6/1/2015         360                 360
50           Carmax Louisville Kentucky                             119           5/1/2015         360                 360
51           Hilton Garden Inn - Miramar                            119           5/1/2015         300                 299
58           Plaza Del Mar                                          118           4/1/2015         360                 358
61           Decatur Twain Shopping Center                          117           3/1/2015         360                 357
62           Halekuai Center                                        119           5/1/2015         360                 360
64           Harcourt Club                                           84           6/1/2012         360                 360
65           Ocoee Town Square                                      116           2/1/2015         360                 356
69           Olympia Plaza                                          119           5/1/2015         300                 299
70           Safeway Village at Rockrimmon                          119           5/1/2015         360                 360
76           Walgreens - New Brunswick                              119           5/1/2015         360                 359
78           Walgreens - Chamblee                                   120           6/1/2015         360                 360
79           12800-12830 Seal Beach Boulevard                       120           6/1/2015         360                 360
80           Ontario Marketplace                                    116           2/1/2015         360                 356
83           Mega Play Plaza                                        120           6/1/2015         360                 360
84           Meridian Marketplace                                   117           3/1/2015         360                 360
85           1401 Walnut                                             94           4/1/2013           0                   0
88           Bell Street Center                                     120           6/1/2015         360                 360
93           Holiday Inn Express - Bishop                           120           6/1/2015         300                 300
101          Wal-Mart Las Cruces                                    118           4/1/2015         120                 118
102          Jennings Road Self Storage                             121           7/1/2015         360                 360
105          9821 South Eastern Avenue                              116           2/1/2015         330                 326
107          Walgreens Houston                                      120           6/1/2015         360                 360
109          Yorba Canyon Center - Office                           119           5/1/2015         360                 360








Loan #       Property Name                            Title Type        ARD                    ARD Step Up (%)Environmental
                                                                        (Y/N)                                 Report Type
1            The Westchester                          Fee/Leasehold     No                                    Phase I
2            711 Third Avenue                         Fee/Leasehold     No                                    Phase I
3            Queen Ka'ahumanu Center                  Fee               No                                    Phase I
5            U-Haul Self Storage Portfolio I          Fee               No                                    Phase I
5.01         U-Haul Center Nanuet                     Fee                                                     Phase I
5.02         U-Haul Mission Ave                       Fee                                                     Phase I
5.03         U-Haul Center Fairbanks                  Fee                                                     Phase I
5.04         U-Haul Ctr El Cajon                      Fee                                                     Phase I
5.05         U-Haul Ctr Lakewood                      Fee                                                     Phase I
5.06         U-Haul Rolling Acres                     Fee                                                     Phase I
5.07         U-Haul West Maple                        Fee                                                     Phase I
5.08         U-Haul Center Midlothian                 Fee                                                     Phase I
5.09         U-Haul Ctr Blaine                        Fee                                                     Phase I
5.10         U-Haul Center Bragg Blvd                 Fee                                                     Phase I
5.11         U-Haul Ct Hillsboro                      Fee                                                     Phase I
5.12         U-Haul Park Forest                       Fee                                                     Phase I
5.13         U-Haul Ct Good Hope                      Fee                                                     Phase I
5.14         U-Haul Waterford                         Fee                                                     Phase I
5.15         U-Haul Ctr Ridge Rd                      Fee                                                     Phase I
5.16         U-Haul Center Of Elizabeth               Fee                                                     Phase I
5.17         U-Haul Stevenson Drive                   Fee                                                     Phase I
5.18         U-Haul Center Watertown                  Fee                                                     Phase I
5.19         U-Haul Ctr Main St                       Fee                                                     Phase I
5.20         U-Haul Schererville                      Fee                                                     Phase I
5.21         U-Haul Noland I-70                       Fee                                                     Phase I
5.22         U-Haul Berrien                           Fee                                                     Phase I
5.23         U-Haul Center Of 64 East                 Fee                                                     Phase I
5.24         U-Haul Little Creek                      Fee                                                     Phase I
5.25         U-Haul Center Waukegan                   Fee                                                     Phase I
5.26         U-Haul University                        Fee                                                     Phase I
5.27         U-Haul Ct Genesee                        Fee                                                     Phase I
5.28         U-Haul Academy Blvd                      Fee                                                     Phase I
5.29         U-Haul Ctr Tustin                        Fee                                                     Phase I
5.30         U-Haul Ct Main St                        Fee                                                     Phase I
5.31         U-Haul Circle City                       Fee                                                     Phase I
5.32         U-Haul Ctr Troy                          Fee                                                     Phase I
5.33         U-Haul Keystone Pla                      Fee                                                     Phase I
5.34         U-Haul Greenfield                        Fee                                                     Phase I
5.35         U-Haul Frenchtown                        Fee                                                     Phase I
5.36         U-Haul Transit Road                      Fee                                                     Phase I
5.37         U-Haul Mayfield Rd                       Fee                                                     Phase I
5.38         U-Haul Eastview                          Fee                                                     Phase I
5.39         U-Haul Niagara Fall                      Fee                                                     Phase I
5.40         U-Haul Ctr Cache Rd                      Fee                                                     Phase I
5.41         U-Haul Ctr Midway                        Fee                                                     Phase I
5.42         U-Haul Shadeland Av                      Fee                                                     Phase I
5.43         U-Haul Ctr Columbia                      Fee                                                     Phase I
5.44         U-Haul Ctr of Rome                       Fee                                                     Phase I
5.45         U-Haul Ctr Baseline                      Fee                                                     Phase I
5.46         U-Haul Ct Of Auburn                      Fee                                                     Phase I
5.47         U-Haul Center N Freeway                  Fee                                                     Phase I
5.48         U-Haul Ct Queen Cty                      Fee                                                     Phase I
5.49         U-Haul Ctr Anmoore                       Fee                                                     Phase I
5.50         U-Haul Center Janesville                 Fee                                                     Phase I
5.51         U-Haul Ctr Fairview                      Fee                                                     Phase I
5.52         U-Haul Center La Crosse                  Fee                                                     Phase I
5.53         U-Haul Ct Roswell                        Fee                                                     Phase I
5.54         U-Haul Crossroads                        Fee                                                     Phase I
7            Norfolk Waterside Marriott               Leasehold         No                                    Phase I
8            Prium Office Portfolio II                Fee               No                                    Phase I
8.01         Lacey DSHS                               Fee                                                     Phase I
8.02         Lacey Revenue                            Fee                                                     Phase I
8.03         Capitol Building                         Fee                                                     Phase I
8.04         Attorney General Building                Fee                                                     Phase I
8.05         Wenatchee II                             Fee                                                     Phase I
8.06         Moses Lake Building                      Fee                                                     Phase I
8.07         Department of Corrections                Fee                                                     Phase I
8.08         Seattle West                             Fee                                                     Phase I
8.09         Wenatchee I                              Fee                                                     Phase I
8.10         Chehalis Building                        Fee                                                     Phase I
8.11         Department of Licensing                  Fee                                                     Phase I
15           Forest Lake Estates                      Fee               No                                    Phase I
17           Penney's Plaza                           Fee               No                                    Phase I
18           Missouri Falls                           Fee/Leasehold     No                                    Phase I
19           Willow Creek Retail Center               Fee               No                                    Phase I
20           Barron's Gate at Woodbridge              Fee               No                                    Phase I
22           North Hills Shopping Center              Fee               No                                    Phase I
23           Hilton Garden Inn - Fairfax              Fee               No                                    Phase I
24           8501 West Higgins                        Fee               No                                    Phase I
26           Maricopa Fiesta Shopping Center          Fee               No                                    Phase I
32           844 Front Street                         Fee               No                                    Phase I
34           Park N Go                                Fee               No                                    Phase I
37           The Village at Schneithorst's            Fee               No                                    Phase I
39           Van Buren Plaza                          Fee               No                                    Phase I
40           Serendipity                              Fee               No                                    Phase I
42           Big Curve Shopping Center                Fee               No                                    Phase I
43           Occidental Business Center               Fee               No                                    Phase I
44           Holiday Inn Express - Hauppauge          Fee               No                                    Phase I
47           Yorba Canyon Center - Retail             Fee               No                                    Phase I
48           Hilton Garden Inn - Boca Raton           Fee               No                                    Phase I
49           Aurora Square                            Fee               No                                    Phase I
50           Carmax Louisville Kentucky               Fee               Yes             Interest Rate plus 2% Phase I
51           Hilton Garden Inn - Miramar              Fee               No                                    Phase I
58           Plaza Del Mar                            Fee               No                                    Phase I
61           Decatur Twain Shopping Center            Fee               No                                    Phase I
62           Halekuai Center                          Leasehold         No                                    Phase I
64           Harcourt Club                            Fee               No                                    Phase I
65           Ocoee Town Square                        Fee               No                                    Phase I
69           Olympia Plaza                            Fee               No                                    Phase I
70           Safeway Village at Rockrimmon            Fee               No                                    Phase I
76           Walgreens - New Brunswick                Leasehold         No                                    Phase I
78           Walgreens - Chamblee                     Fee               Yes             Interest Rate plus 2% Phase I
79           12800-12830 Seal Beach Boulevard         Fee               No                                    Phase I
80           Ontario Marketplace                      Fee               No                                    Phase I
83           Mega Play Plaza                          Fee               No                                    Phase I
84           Meridian Marketplace                     Fee               No                                    Phase I
85           1401 Walnut                              Fee               No                                    Phase I
88           Bell Street Center                       Fee               No                                    Phase I
93           Holiday Inn Express - Bishop             Fee               No                                    Phase I
101          Wal-Mart Las Cruces                      Fee               No                                    Phase I
102          Jennings Road Self Storage               Fee               No                                    Phase I
105          9821 South Eastern Avenue                Fee               No                                    Phase I
107          Walgreens Houston                        Fee               No                                    Phase I
109          Yorba Canyon Center - Office             Fee               No                                    Phase I








Loan #       Property Name                            Environmental              Cross-            Cross-                Defeasance
                                                      Insurance (Y/N)            Defaulted         Collateralized        Allowed
1            The Westchester                          No                                                                 Yes
2            711 Third Avenue                         No                                                                 Yes
3            Queen Ka'ahumanu Center                  No                                                                 Yes
5            U-Haul Self Storage Portfolio I          No                                                                 Yes
5.01         U-Haul Center Nanuet                     No
5.02         U-Haul Mission Ave                       No
5.03         U-Haul Center Fairbanks                  No
5.04         U-Haul Ctr El Cajon                      No
5.05         U-Haul Ctr Lakewood                      No
5.06         U-Haul Rolling Acres                     No
5.07         U-Haul West Maple                        No
5.08         U-Haul Center Midlothian                 No
5.09         U-Haul Ctr Blaine                        No
5.10         U-Haul Center Bragg Blvd                 No
5.11         U-Haul Ct Hillsboro                      No
5.12         U-Haul Park Forest                       No
5.13         U-Haul Ct Good Hope                      No
5.14         U-Haul Waterford                         No
5.15         U-Haul Ctr Ridge Rd                      No
5.16         U-Haul Center Of Elizabeth               No
5.17         U-Haul Stevenson Drive                   No
5.18         U-Haul Center Watertown                  No
5.19         U-Haul Ctr Main St                       No
5.20         U-Haul Schererville                      No
5.21         U-Haul Noland I-70                       No
5.22         U-Haul Berrien                           No
5.23         U-Haul Center Of 64 East                 No
5.24         U-Haul Little Creek                      No
5.25         U-Haul Center Waukegan                   No
5.26         U-Haul University                        No
5.27         U-Haul Ct Genesee                        No
5.28         U-Haul Academy Blvd                      No
5.29         U-Haul Ctr Tustin                        No
5.30         U-Haul Ct Main St                        No
5.31         U-Haul Circle City                       No
5.32         U-Haul Ctr Troy                          No
5.33         U-Haul Keystone Pla                      No
5.34         U-Haul Greenfield                        No
5.35         U-Haul Frenchtown                        No
5.36         U-Haul Transit Road                      No
5.37         U-Haul Mayfield Rd                       No
5.38         U-Haul Eastview                          No
5.39         U-Haul Niagara Fall                      No
5.40         U-Haul Ctr Cache Rd                      No
5.41         U-Haul Ctr Midway                        No
5.42         U-Haul Shadeland Av                      No
5.43         U-Haul Ctr Columbia                      No
5.44         U-Haul Ctr of Rome                       No
5.45         U-Haul Ctr Baseline                      No
5.46         U-Haul Ct Of Auburn                      No
5.47         U-Haul Center N Freeway                  No
5.48         U-Haul Ct Queen Cty                      No
5.49         U-Haul Ctr Anmoore                       No
5.50         U-Haul Center Janesville                 No
5.51         U-Haul Ctr Fairview                      No
5.52         U-Haul Center La Crosse                  No
5.53         U-Haul Ct Roswell                        No
5.54         U-Haul Crossroads                        No
7            Norfolk Waterside Marriott               No                                                                 Yes
8            Prium Office Portfolio II                No                                                                 Yes
8.01         Lacey DSHS                               No
8.02         Lacey Revenue                            No
8.03         Capitol Building                         No
8.04         Attorney General Building                No
8.05         Wenatchee II                             No
8.06         Moses Lake Building                      No
8.07         Department of Corrections                No
8.08         Seattle West                             No
8.09         Wenatchee I                              No
8.10         Chehalis Building                        No
8.11         Department of Licensing                  No
15           Forest Lake Estates                      No                                                                 Yes
17           Penney's Plaza                           No                                                                 Yes
18           Missouri Falls                           No                                                                 Yes
19           Willow Creek Retail Center               No                                                                 Yes
20           Barron's Gate at Woodbridge              No                                                                 Yes
22           North Hills Shopping Center              No                                                                 Yes
23           Hilton Garden Inn - Fairfax              No                                                                 Yes
24           8501 West Higgins                        No                                                                 Yes
26           Maricopa Fiesta Shopping Center          No                                                                 Yes
32           844 Front Street                         No                                                                 Yes
34           Park N Go                                No                                                                 Yes
37           The Village at Schneithorst's            No                                                                 Yes
39           Van Buren Plaza                          No                                                                 Yes
40           Serendipity                              No                                                                 Yes
42           Big Curve Shopping Center                No                                                                 Yes
43           Occidental Business Center               No                                                                 Yes
44           Holiday Inn Express - Hauppauge          No                                                                 Yes
47           Yorba Canyon Center - Retail             No                         Yes               Yes                   Yes
48           Hilton Garden Inn - Boca Raton           No                                                                 Yes
49           Aurora Square                            No                                                                 Yes
50           Carmax Louisville Kentucky               No                                                                 Yes
51           Hilton Garden Inn - Miramar              No                                                                 Yes
58           Plaza Del Mar                            No                                                                 Yes
61           Decatur Twain Shopping Center            No                                                                 Yes
62           Halekuai Center                          No                                                                 Yes
64           Harcourt Club                            No                                                                 Yes
65           Ocoee Town Square                        No                                                                 Yes
69           Olympia Plaza                            No                                                                 Yes
70           Safeway Village at Rockrimmon            No                                                                 Yes
76           Walgreens - New Brunswick                No                                                                 Yes
78           Walgreens - Chamblee                     No                                                                 Yes
79           12800-12830 Seal Beach Boulevard         No                                                                 Yes
80           Ontario Marketplace                      No                                                                 Yes
83           Mega Play Plaza                          No                                                                 Yes
84           Meridian Marketplace                     No                                                                 Yes
85           1401 Walnut                              No                                                                 Yes
88           Bell Street Center                       No                                                                 Yes
93           Holiday Inn Express - Bishop             No                                                                 Yes
101          Wal-Mart Las Cruces                      No                                                                 Yes
102          Jennings Road Self Storage               No                                                                 Yes
105          9821 South Eastern Avenue                No                                                                 Yes
107          Walgreens Houston                        No                                                                 Yes
109          Yorba Canyon Center - Office             No                         Yes               Yes                   Yes








Loan #       Property Name                            Letter of       Lockbox        Holdback                Upfront
                                                      Credit          In-place       Amt                        Eng.
                                                                                                             Reserve
1            The Westchester                          No              Yes            No
2            711 Third Avenue                         No              Yes            No                   409,227.50
3            Queen Ka'ahumanu Center                  No              Yes            No                   280,000.00
5            U-Haul Self Storage Portfolio I          No              Yes            No                   800,091.88
5.01         U-Haul Center Nanuet                                                    No
5.02         U-Haul Mission Ave                                                      No
5.03         U-Haul Center Fairbanks                                                 No
5.04         U-Haul Ctr El Cajon                                                     No
5.05         U-Haul Ctr Lakewood                                                     No
5.06         U-Haul Rolling Acres                                                    No
5.07         U-Haul West Maple                                                       No
5.08         U-Haul Center Midlothian                                                No
5.09         U-Haul Ctr Blaine                                                       No
5.10         U-Haul Center Bragg Blvd                                                No
5.11         U-Haul Ct Hillsboro                                                     No
5.12         U-Haul Park Forest                                                      No
5.13         U-Haul Ct Good Hope                                                     No
5.14         U-Haul Waterford                                                        No
5.15         U-Haul Ctr Ridge Rd                                                     No
5.16         U-Haul Center Of Elizabeth                                              No
5.17         U-Haul Stevenson Drive                                                  No
5.18         U-Haul Center Watertown                                                 No
5.19         U-Haul Ctr Main St                                                      No
5.20         U-Haul Schererville                                                     No
5.21         U-Haul Noland I-70                                                      No
5.22         U-Haul Berrien                                                          No
5.23         U-Haul Center Of 64 East                                                No
5.24         U-Haul Little Creek                                                     No
5.25         U-Haul Center Waukegan                                                  No
5.26         U-Haul University                                                       No
5.27         U-Haul Ct Genesee                                                       No
5.28         U-Haul Academy Blvd                                                     No
5.29         U-Haul Ctr Tustin                                                       No
5.30         U-Haul Ct Main St                                                       No
5.31         U-Haul Circle City                                                      No
5.32         U-Haul Ctr Troy                                                         No
5.33         U-Haul Keystone Pla                                                     No
5.34         U-Haul Greenfield                                                       No
5.35         U-Haul Frenchtown                                                       No
5.36         U-Haul Transit Road                                                     No
5.37         U-Haul Mayfield Rd                                                      No
5.38         U-Haul Eastview                                                         No
5.39         U-Haul Niagara Fall                                                     No
5.40         U-Haul Ctr Cache Rd                                                     No
5.41         U-Haul Ctr Midway                                                       No
5.42         U-Haul Shadeland Av                                                     No
5.43         U-Haul Ctr Columbia                                                     No
5.44         U-Haul Ctr of Rome                                                      No
5.45         U-Haul Ctr Baseline                                                     No
5.46         U-Haul Ct Of Auburn                                                     No
5.47         U-Haul Center N Freeway                                                 No
5.48         U-Haul Ct Queen Cty                                                     No
5.49         U-Haul Ctr Anmoore                                                      No
5.50         U-Haul Center Janesville                                                No
5.51         U-Haul Ctr Fairview                                                     No
5.52         U-Haul Center La Crosse                                                 No
5.53         U-Haul Ct Roswell                                                       No
5.54         U-Haul Crossroads                                                       No
7            Norfolk Waterside Marriott               No              Yes            No
8            Prium Office Portfolio II                No              Yes            No
8.01         Lacey DSHS
8.02         Lacey Revenue
8.03         Capitol Building
8.04         Attorney General Building
8.05         Wenatchee II
8.06         Moses Lake Building
8.07         Department of Corrections
8.08         Seattle West
8.09         Wenatchee I
8.10         Chehalis Building
8.11         Department of Licensing
15           Forest Lake Estates                      No              Yes            No
17           Penney's Plaza                           No              No             No                    30,375.00
18           Missouri Falls                           No              No             No
19           Willow Creek Retail Center               No              Yes            Yes
20           Barron's Gate at Woodbridge              No              No             No
22           North Hills Shopping Center              No              No             No                    43,157.50
23           Hilton Garden Inn - Fairfax              No              Yes            No
24           8501 West Higgins                        No              Yes            No
26           Maricopa Fiesta Shopping Center          No              No             No
32           844 Front Street                         No              Yes            No
34           Park N Go                                No              Yes            No                    26,250.00
37           The Village at Schneithorst's            Yes             No             No
39           Van Buren Plaza                          No              No             No                    57,827.50
40           Serendipity                              No              No             No
42           Big Curve Shopping Center                No              No             No
43           Occidental Business Center               No              No             No                   250,000.00
44           Holiday Inn Express - Hauppauge          Yes             Yes            No
47           Yorba Canyon Center - Retail             No              No             No                     7,812.50
48           Hilton Garden Inn - Boca Raton           No              Yes            No
49           Aurora Square                            No              No             No                    13,238.00
50           Carmax Louisville Kentucky               No              Yes            No
51           Hilton Garden Inn - Miramar              No              Yes            No
58           Plaza Del Mar                            No              Yes            No                    68,414.00
61           Decatur Twain Shopping Center            No              No             No
62           Halekuai Center                          No              Yes            No
64           Harcourt Club                            No              No             No                    25,625.00
65           Ocoee Town Square                        No              No             No
69           Olympia Plaza                            No              No             No                    90,875.00
70           Safeway Village at Rockrimmon            No              No             No                    16,950.00
76           Walgreens - New Brunswick                No              Yes            No                    50,000.00
78           Walgreens - Chamblee                     No              Yes            No                    11,812.50
79           12800-12830 Seal Beach Boulevard         No              Yes            No
80           Ontario Marketplace                      No              No             Yes
83           Mega Play Plaza                          No              No             No
84           Meridian Marketplace                     No              No             No
85           1401 Walnut                              No              Yes            No
88           Bell Street Center                       No              No             No
93           Holiday Inn Express - Bishop             No              Yes            No
101          Wal-Mart Las Cruces                      No              Yes            No
102          Jennings Road Self Storage               No              No             No
105          9821 South Eastern Avenue                No              No             No
107          Walgreens Houston                        No              Yes            No
109          Yorba Canyon Center - Office             No              No             No                    12,500.00


Loan #       Property Name                                     Upfront        Upfront        Upfront            Upfront RE
                                                                 CapEx         Envir.          TI/LC           Tax Reserve
                                                              Reserves        Reserve        Reserve
1            The Westchester
2            711 Third Avenue                                                                                 3,212,062.01
3            Queen Ka'ahumanu Center
5            U-Haul Self Storage Portfolio I                               412,991.00                           388,607.61
5.01         U-Haul Center Nanuet
5.02         U-Haul Mission Ave
5.03         U-Haul Center Fairbanks
5.04         U-Haul Ctr El Cajon
5.05         U-Haul Ctr Lakewood
5.06         U-Haul Rolling Acres
5.07         U-Haul West Maple
5.08         U-Haul Center Midlothian
5.09         U-Haul Ctr Blaine
5.10         U-Haul Center Bragg Blvd
5.11         U-Haul Ct Hillsboro
5.12         U-Haul Park Forest
5.13         U-Haul Ct Good Hope
5.14         U-Haul Waterford
5.15         U-Haul Ctr Ridge Rd
5.16         U-Haul Center Of Elizabeth
5.17         U-Haul Stevenson Drive
5.18         U-Haul Center Watertown
5.19         U-Haul Ctr Main St
5.20         U-Haul Schererville
5.21         U-Haul Noland I-70
5.22         U-Haul Berrien
5.23         U-Haul Center Of 64 East
5.24         U-Haul Little Creek
5.25         U-Haul Center Waukegan
5.26         U-Haul University
5.27         U-Haul Ct Genesee
5.28         U-Haul Academy Blvd
5.29         U-Haul Ctr Tustin
5.30         U-Haul Ct Main St
5.31         U-Haul Circle City
5.32         U-Haul Ctr Troy
5.33         U-Haul Keystone Pla
5.34         U-Haul Greenfield
5.35         U-Haul Frenchtown
5.36         U-Haul Transit Road
5.37         U-Haul Mayfield Rd
5.38         U-Haul Eastview
5.39         U-Haul Niagara Fall
5.40         U-Haul Ctr Cache Rd
5.41         U-Haul Ctr Midway
5.42         U-Haul Shadeland Av
5.43         U-Haul Ctr Columbia
5.44         U-Haul Ctr of Rome
5.45         U-Haul Ctr Baseline
5.46         U-Haul Ct Of Auburn
5.47         U-Haul Center N Freeway
5.48         U-Haul Ct Queen Cty
5.49         U-Haul Ctr Anmoore
5.50         U-Haul Center Janesville
5.51         U-Haul Ctr Fairview
5.52         U-Haul Center La Crosse
5.53         U-Haul Ct Roswell
5.54         U-Haul Crossroads
7            Norfolk Waterside Marriott                                                                          23,025.54
8            Prium Office Portfolio II                                                    250,000.00
8.01         Lacey DSHS
8.02         Lacey Revenue
8.03         Capitol Building
8.04         Attorney General Building
8.05         Wenatchee II
8.06         Moses Lake Building
8.07         Department of Corrections
8.08         Seattle West
8.09         Wenatchee I
8.10         Chehalis Building
8.11         Department of Licensing
15           Forest Lake Estates                                                                                 49,578.53
17           Penney's Plaza                                                                                      34,349.71
18           Missouri Falls                                                    938.00                            19,188.16
19           Willow Creek Retail Center                                                                         207,083.33
20           Barron's Gate at Woodbridge
22           North Hills Shopping Center                                                  100,000.00
23           Hilton Garden Inn - Fairfax                                                                         47,704.28
24           8501 West Higgins                                                             62,481.04             54,583.33
26           Maricopa Fiesta Shopping Center                                              100,000.00             14,501.75
32           844 Front Street                                                                                     7,835.59
34           Park N Go                                                                                          124,536.58
37           The Village at Schneithorst's                                                                       29,309.08
39           Van Buren Plaza                                               245,674.50                            18,395.16
40           Serendipity                                                                                         11,753.38
42           Big Curve Shopping Center                       12,500.00                    200,000.00             17,654.46
43           Occidental Business Center                                                                          42,612.00
44           Holiday Inn Express - Hauppauge                                                                    138,805.76
47           Yorba Canyon Center - Retail                    47,700.00                                           22,082.37
48           Hilton Garden Inn - Boca Raton                                                                      91,636.13
49           Aurora Square                                  184,235.00                                           20,082.25
50           Carmax Louisville Kentucky                       8,628.00
51           Hilton Garden Inn - Miramar                                                                        143,325.00
58           Plaza Del Mar                                                                                       12,072.20
61           Decatur Twain Shopping Center                   69,025.00                    237,000.00
62           Halekuai Center                                                                                     19,552.88
64           Harcourt Club                                                                                       15,760.91
65           Ocoee Town Square                               50,000.00                                           10,007.69
69           Olympia Plaza                                   30,000.00     100,000.00      75,000.00
70           Safeway Village at Rockrimmon                  161,660.00
76           Walgreens - New Brunswick                                                                           95,781.28
78           Walgreens - Chamblee
79           12800-12830 Seal Beach Boulevard                                                                     6,594.12
80           Ontario Marketplace                                                                                  9,238.72
83           Mega Play Plaza                                                               80,000.00             18,721.60
84           Meridian Marketplace                                                                                17,959.88
85           1401 Walnut                                                                                         30,080.96
88           Bell Street Center                                                           150,000.00             23,807.00
93           Holiday Inn Express - Bishop                                                                        13,537.11
101          Wal-Mart Las Cruces
102          Jennings Road Self Storage                                                                          19,269.10
105          9821 South Eastern Avenue                                                                            2,555.06
107          Walgreens Houston
109          Yorba Canyon Center - Office                    12,300.00                                            8,576.80


Loan #       Property Name                                     Upfront            Upfront Other Upfront Other Description
                                                             Insurance                  Reserve
                                                               Reserve
1            The Westchester
2            711 Third Avenue                               266,348.08             5,006,453.42  Ground Rent Escrow (130,166.67);
                                                                                   Newport News Deferral Reserve (175,000.00); SLF
                                                                                   Leasehold Mortgage Debt Service Reserve
                                                                                   (293,317.67); Prime Lease Purchase Option
                                                                                   Reserve (4,407,969.08)
3            Queen Ka'ahumanu Center
5            U-Haul Self Storage Portfolio I                 26,304.83
5.01         U-Haul Center Nanuet
5.02         U-Haul Mission Ave
5.03         U-Haul Center Fairbanks
5.04         U-Haul Ctr El Cajon
5.05         U-Haul Ctr Lakewood
5.06         U-Haul Rolling Acres
5.07         U-Haul West Maple
5.08         U-Haul Center Midlothian
5.09         U-Haul Ctr Blaine
5.10         U-Haul Center Bragg Blvd
5.11         U-Haul Ct Hillsboro
5.12         U-Haul Park Forest
5.13         U-Haul Ct Good Hope
5.14         U-Haul Waterford
5.15         U-Haul Ctr Ridge Rd
5.16         U-Haul Center Of Elizabeth
5.17         U-Haul Stevenson Drive
5.18         U-Haul Center Watertown
5.19         U-Haul Ctr Main St
5.20         U-Haul Schererville
5.21         U-Haul Noland I-70
5.22         U-Haul Berrien
5.23         U-Haul Center Of 64 East
5.24         U-Haul Little Creek
5.25         U-Haul Center Waukegan
5.26         U-Haul University
5.27         U-Haul Ct Genesee
5.28         U-Haul Academy Blvd
5.29         U-Haul Ctr Tustin
5.30         U-Haul Ct Main St
5.31         U-Haul Circle City
5.32         U-Haul Ctr Troy
5.33         U-Haul Keystone Pla
5.34         U-Haul Greenfield
5.35         U-Haul Frenchtown
5.36         U-Haul Transit Road
5.37         U-Haul Mayfield Rd
5.38         U-Haul Eastview
5.39         U-Haul Niagara Fall
5.40         U-Haul Ctr Cache Rd
5.41         U-Haul Ctr Midway
5.42         U-Haul Shadeland Av
5.43         U-Haul Ctr Columbia
5.44         U-Haul Ctr of Rome
5.45         U-Haul Ctr Baseline
5.46         U-Haul Ct Of Auburn
5.47         U-Haul Center N Freeway
5.48         U-Haul Ct Queen Cty
5.49         U-Haul Ctr Anmoore
5.50         U-Haul Center Janesville
5.51         U-Haul Ctr Fairview
5.52         U-Haul Center La Crosse
5.53         U-Haul Ct Roswell
5.54         U-Haul Crossroads
7            Norfolk Waterside Marriott                                              833,438.58  Seasonality Reserve
8            Prium Office Portfolio II
8.01         Lacey DSHS
8.02         Lacey Revenue
8.03         Capitol Building
8.04         Attorney General Building
8.05         Wenatchee II
8.06         Moses Lake Building
8.07         Department of Corrections
8.08         Seattle West
8.09         Wenatchee I
8.10         Chehalis Building
8.11         Department of Licensing
15           Forest Lake Estates                             22,046.06               899,415.05  Debt Service Reserve
17           Penney's Plaza                                  29,787.98               500,000.00  Room With a Cue Reserve
18           Missouri Falls                                   4,169.03
19           Willow Creek Retail Center
20           Barron's Gate at Woodbridge
22           North Hills Shopping Center                     14,623.35                91,703.00  T-Mobile Reserves ($40,962)
                                                                                                 and Fatburger Reserves ($50,741)
23           Hilton Garden Inn - Fairfax
24           8501 West Higgins                                                        10,532.00  Prepaid Rent
26           Maricopa Fiesta Shopping Center                  1,316.79               258,000.00  Four Tenant Reserves
32           844 Front Street                                                         66,500.00  Activities 4 Less Rent Reserve
                                                                                                 ($51,500.00) and Tenant Estoppel
                                                                                                 Reserve ($15,000.00)
34           Park N Go                                       18,770.95
37           The Village at Schneithorst's                                             2,500.00  L/C Transfer Fee
39           Van Buren Plaza
40           Serendipity
42           Big Curve Shopping Center                        3,026.45                14,816.00  Rollover Reserve
43           Occidental Business Center                       6,012.30
44           Holiday Inn Express - Hauppauge                 16,251.79                71,699.55  Seasonality Reserve
47           Yorba Canyon Center - Retail                     2,590.30
48           Hilton Garden Inn - Boca Raton
49           Aurora Square                                    7,158.90               350,000.00  Rent-A-Center Reserve
50           Carmax Louisville Kentucky
51           Hilton Garden Inn - Miramar                                             600,000.00  Performance Reserve
58           Plaza Del Mar                                   13,393.00
61           Decatur Twain Shopping Center                    3,995.51
62           Halekuai Center                                  5,056.10               200,000.00  Tan Hawaii Golf Reserve
64           Harcourt Club                                    3,008.43
65           Ocoee Town Square                               18,503.65
69           Olympia Plaza                                    4,971.75                60,000.00  Country Squire Reserve
70           Safeway Village at Rockrimmon                    1,736.26
76           Walgreens - New Brunswick
78           Walgreens - Chamblee                                                     30,298.61  Debt Service Reserve
79           12800-12830 Seal Beach Boulevard                 5,037.90
80           Ontario Marketplace
83           Mega Play Plaza
84           Meridian Marketplace                            12,031.25
85           1401 Walnut                                     26,503.75                38,891.40  Debt Service
88           Bell Street Center                               6,751.50
93           Holiday Inn Express - Bishop                     8,603.16               110,000.00  Seasonality Reserve ($74,300.00)
                                                                                                 and Bed Replacement Reserve
                                                                                                 ($35,700.00)
101          Wal-Mart Las Cruces
102          Jennings Road Self Storage                       4,844.74               110,000.00  DSCR Reserve
105          9821 South Eastern Avenue                        4,812.41
107          Walgreens Houston                                                        12,056.01  Debt Service
109          Yorba Canyon Center - Office                       518.05


Loan #       Property Name                                             Monthly Capex Reserve       Monthly        Monthly
                                                                                                    Envir.          TI/LC
                                                                                                   Reserve        Reserve
1            The Westchester
2            711 Third Avenue
3            Queen Ka'ahumanu Center
5            U-Haul Self Storage Portfolio I                                       13,547.34
5.01         U-Haul Center Nanuet
5.02         U-Haul Mission Ave
5.03         U-Haul Center Fairbanks
5.04         U-Haul Ctr El Cajon
5.05         U-Haul Ctr Lakewood
5.06         U-Haul Rolling Acres
5.07         U-Haul West Maple
5.08         U-Haul Center Midlothian
5.09         U-Haul Ctr Blaine
5.10         U-Haul Center Bragg Blvd
5.11         U-Haul Ct Hillsboro
5.12         U-Haul Park Forest
5.13         U-Haul Ct Good Hope
5.14         U-Haul Waterford
5.15         U-Haul Ctr Ridge Rd
5.16         U-Haul Center Of Elizabeth
5.17         U-Haul Stevenson Drive
5.18         U-Haul Center Watertown
5.19         U-Haul Ctr Main St
5.20         U-Haul Schererville
5.21         U-Haul Noland I-70
5.22         U-Haul Berrien
5.23         U-Haul Center Of 64 East
5.24         U-Haul Little Creek
5.25         U-Haul Center Waukegan
5.26         U-Haul University
5.27         U-Haul Ct Genesee
5.28         U-Haul Academy Blvd
5.29         U-Haul Ctr Tustin
5.30         U-Haul Ct Main St
5.31         U-Haul Circle City
5.32         U-Haul Ctr Troy
5.33         U-Haul Keystone Pla
5.34         U-Haul Greenfield
5.35         U-Haul Frenchtown
5.36         U-Haul Transit Road
5.37         U-Haul Mayfield Rd
5.38         U-Haul Eastview
5.39         U-Haul Niagara Fall
5.40         U-Haul Ctr Cache Rd
5.41         U-Haul Ctr Midway
5.42         U-Haul Shadeland Av
5.43         U-Haul Ctr Columbia
5.44         U-Haul Ctr of Rome
5.45         U-Haul Ctr Baseline
5.46         U-Haul Ct Of Auburn
5.47         U-Haul Center N Freeway
5.48         U-Haul Ct Queen Cty
5.49         U-Haul Ctr Anmoore
5.50         U-Haul Center Janesville
5.51         U-Haul Ctr Fairview
5.52         U-Haul Center La Crosse
5.53         U-Haul Ct Roswell
5.54         U-Haul Crossroads
7            Norfolk Waterside Marriott                                 4% of Gross Revenues
8            Prium Office Portfolio II                                              4,269.42                    14,000.00
8.01         Lacey DSHS
8.02         Lacey Revenue
8.03         Capitol Building
8.04         Attorney General Building
8.05         Wenatchee II
8.06         Moses Lake Building
8.07         Department of Corrections
8.08         Seattle West
8.09         Wenatchee I
8.10         Chehalis Building
8.11         Department of Licensing
15           Forest Lake Estates                                                    4,858.00
17           Penney's Plaza                                                         2,043.00
18           Missouri Falls                                                         3,909.00         78.17      12,766.00
19           Willow Creek Retail Center                                             1,389.58                     7,817.00
20           Barron's Gate at Woodbridge                                            5,149.00
22           North Hills Shopping Center                                            2,310.50                     4,167.00
23           Hilton Garden Inn - Fairfax                                4% of Gross Revenues
24           8501 West Higgins                                                      4,840.42                    15,627.58
26           Maricopa Fiesta Shopping Center                                        1,157.00                     4,167.00
32           844 Front Street                                                         204.00                     3,500.00
34           Park N Go                                                              6,388.00
37           The Village at Schneithorst's                                            482.00                     5,500.00
39           Van Buren Plaza                                                        2,228.00                     6,500.00
40           Serendipity                                                            1,771.00
42           Big Curve Shopping Center                                              3,160.00                     6,500.00
43           Occidental Business Center                                             1,546.00                     9,500.00
44           Holiday Inn Express - Hauppauge                                       15,362.00
47           Yorba Canyon Center - Retail                                             468.93
48           Hilton Garden Inn - Boca Raton                             4% of Gross Revenues
49           Aurora Square                                                            822.00
50           Carmax Louisville Kentucky                                               719.00
51           Hilton Garden Inn - Miramar                                4% of Gross Revenues
58           Plaza Del Mar                                                            629.00                     2,266.00
61           Decatur Twain Shopping Center                                            908.00                     4,000.00
62           Halekuai Center                                                          322.00                     2,917.00
64           Harcourt Club                                                          3,330.00
65           Ocoee Town Square                                                      1,284.00                     5,783.00
69           Olympia Plaza                                                          2,660.00                     6,385.00
70           Safeway Village at Rockrimmon                                            741.00                     2,084.00
76           Walgreens - New Brunswick
78           Walgreens - Chamblee
79           12800-12830 Seal Beach Boulevard
80           Ontario Marketplace                                                      367.00                     2,500.00
83           Mega Play Plaza                                                          368.00
84           Meridian Marketplace
85           1401 Walnut
88           Bell Street Center                                                       371.00
93           Holiday Inn Express - Bishop                               4% of Gross Revenues
101          Wal-Mart Las Cruces
102          Jennings Road Self Storage                                               450.00
105          9821 South Eastern Avenue                                                127.00                       533.00
107          Walgreens Houston                                                        124.00
109          Yorba Canyon Center - Office                                             120.73








Loan #       Property Name                                     Monthly RE          Monthly        Monthly  Other Month Description
                                                                      Tax        Insurance          Other
                                                                  Reserve          Reserve        Reserve
1            The Westchester
2            711 Third Avenue                                  401,507.75        29,594.23     423,484.34  Ground Rent Escrow
                                                                                                           ($130,166.67) and SLG
                                                                                                           Leasehold Mortgage Debt
                                                                                                           Service Reserve
                                                                                                           ($293,317.67)
3            Queen Ka'ahumanu Center
5            U-Haul Self Storage Portfolio I                   129,535.87
5.01         U-Haul Center Nanuet
5.02         U-Haul Mission Ave
5.03         U-Haul Center Fairbanks
5.04         U-Haul Ctr El Cajon
5.05         U-Haul Ctr Lakewood
5.06         U-Haul Rolling Acres
5.07         U-Haul West Maple
5.08         U-Haul Center Midlothian
5.09         U-Haul Ctr Blaine
5.10         U-Haul Center Bragg Blvd
5.11         U-Haul Ct Hillsboro
5.12         U-Haul Park Forest
5.13         U-Haul Ct Good Hope
5.14         U-Haul Waterford
5.15         U-Haul Ctr Ridge Rd
5.16         U-Haul Center Of Elizabeth
5.17         U-Haul Stevenson Drive
5.18         U-Haul Center Watertown
5.19         U-Haul Ctr Main St
5.20         U-Haul Schererville
5.21         U-Haul Noland I-70
5.22         U-Haul Berrien
5.23         U-Haul Center Of 64 East
5.24         U-Haul Little Creek
5.25         U-Haul Center Waukegan
5.26         U-Haul University
5.27         U-Haul Ct Genesee
5.28         U-Haul Academy Blvd
5.29         U-Haul Ctr Tustin
5.30         U-Haul Ct Main St
5.31         U-Haul Circle City
5.32         U-Haul Ctr Troy
5.33         U-Haul Keystone Pla
5.34         U-Haul Greenfield
5.35         U-Haul Frenchtown
5.36         U-Haul Transit Road
5.37         U-Haul Mayfield Rd
5.38         U-Haul Eastview
5.39         U-Haul Niagara Fall
5.40         U-Haul Ctr Cache Rd
5.41         U-Haul Ctr Midway
5.42         U-Haul Shadeland Av
5.43         U-Haul Ctr Columbia
5.44         U-Haul Ctr of Rome
5.45         U-Haul Ctr Baseline
5.46         U-Haul Ct Of Auburn
5.47         U-Haul Center N Freeway
5.48         U-Haul Ct Queen Cty
5.49         U-Haul Ctr Anmoore
5.50         U-Haul Center Janesville
5.51         U-Haul Ctr Fairview
5.52         U-Haul Center La Crosse
5.53         U-Haul Ct Roswell
5.54         U-Haul Crossroads
7            Norfolk Waterside Marriott                         55,603.13        17,816.14      83,343.86  Seasonality Reserve
8            Prium Office Portfolio II                          31,082.28         4,627.09
8.01         Lacey DSHS
8.02         Lacey Revenue
8.03         Capitol Building
8.04         Attorney General Building
8.05         Wenatchee II
8.06         Moses Lake Building
8.07         Department of Corrections
8.08         Seattle West
8.09         Wenatchee I
8.10         Chehalis Building
8.11         Department of Licensing
15           Forest Lake Estates                                24,789.27         4,409.21
17           Penney's Plaza                                     17,174.86         4,964.66
18           Missouri Falls                                     19,188.16         2,084.51
19           Willow Creek Retail Center                         29,583.33         1,708.26
20           Barron's Gate at Woodbridge
22           North Hills Shopping Center                        13,006.05         4,874.45
23           Hilton Garden Inn - Fairfax                        11,926.07
24           8501 West Higgins                                  54,583.33
26           Maricopa Fiesta Shopping Center                    20,299.65         1,316.79
32           844 Front Street                                    3,917.79         3,356.63
34           Park N Go                                          17,790.94         3,754.19
37           The Village at Schneithorst's                       5,861.82         1,996.40
39           Van Buren Plaza                                     3,065.86         1,568.53
40           Serendipity                                         3,917.79         2,994.34
42           Big Curve Shopping Center                          17,654.46         1,513.23
43           Occidental Business Center                         14,204.00         2,004.10
44           Holiday Inn Express - Hauppauge                    27,761.15         8,125.89      23,899.85  Seasonality Reserve
47           Yorba Canyon Center - Retail                        7,360.79         1,295.15
48           Hilton Garden Inn - Boca Raton                     13,090.88
49           Aurora Square                                      10,041.12         1,193.15
50           Carmax Louisville Kentucky
51           Hilton Garden Inn - Miramar                        20,475.00
58           Plaza Del Mar                                      12,072.20         1,420.39
61           Decatur Twain Shopping Center                       3,874.02         1,331.84
62           Halekuai Center                                     4,888.22         2,528.05
64           Harcourt Club                                       7,880.46         1,504.21
65           Ocoee Town Square                                  10,007.69         3,700.73
69           Olympia Plaza                                      30,622.57         2,485.88
70           Safeway Village at Rockrimmon                       5,627.08         1,736.26
76           Walgreens - New Brunswick
78           Walgreens - Chamblee
79           12800-12830 Seal Beach Boulevard                    3,297.06
80           Ontario Marketplace                                 3,079.57           908.16
83           Mega Play Plaza                                     2,763.80         1,598.45
84           Meridian Marketplace                                4,489.97         1,093.75
85           1401 Walnut                                        15,040.48         2,650.38
88           Bell Street Center                                  5,951.75           675.15
93           Holiday Inn Express - Bishop                        3,384.28
101          Wal-Mart Las Cruces                                                                30,405.85  Debt Service
102          Jennings Road Self Storage                          2,752.73         2,422.37
105          9821 South Eastern Avenue                             894.27           534.71
107          Walgreens Houston
109          Yorba Canyon Center - Office                        2,858.93           259.03


Loan #       Property Name                                      Total Unit of               Grace        Loan
                                                             SF/Units Measure              Period       Group
1            The Westchester                                  831,841 SF                        6           1
2            711 Third Avenue                                 550,651 SF                        0           1
3            Queen Ka'ahumanu Center                          556,511 SF                        0           1
5            U-Haul Self Storage Portfolio I                1,083,787 SF                        5           1
5.01         U-Haul Center Nanuet                              27,575 SF                                    1
5.02         U-Haul Mission Ave                                29,100 SF                                    1
5.03         U-Haul Center Fairbanks                           44,020 SF                                    1
5.04         U-Haul Ctr El Cajon                               19,594 SF                                    1
5.05         U-Haul Ctr Lakewood                               23,000 SF                                    1
5.06         U-Haul Rolling Acres                              48,830 SF                                    1
5.07         U-Haul West Maple                                 25,336 SF                                    1
5.08         U-Haul Center Midlothian                          32,650 SF                                    1
5.09         U-Haul Ctr Blaine                                 39,430 SF                                    1
5.10         U-Haul Center Bragg Blvd                          27,685 SF                                    1
5.11         U-Haul Ct Hillsboro                               25,860 SF                                    1
5.12         U-Haul Park Forest                                37,200 SF                                    1
5.13         U-Haul Ct Good Hope                               27,800 SF                                    1
5.14         U-Haul Waterford                                  28,525 SF                                    1
5.15         U-Haul Ctr Ridge Rd                               23,564 SF                                    1
5.16         U-Haul Center Of Elizabeth                        13,850 SF                                    1
5.17         U-Haul Stevenson Drive                            25,690 SF                                    1
5.18         U-Haul Center Watertown                           20,957 SF                                    1
5.19         U-Haul Ctr Main St                                34,930 SF                                    1
5.20         U-Haul Schererville                               30,850 SF                                    1
5.21         U-Haul Noland I-70                                20,979 SF                                    1
5.22         U-Haul Berrien                                    19,350 SF                                    1
5.23         U-Haul Center Of 64 East                          20,339 SF                                    1
5.24         U-Haul Little Creek                               12,260 SF                                    1
5.25         U-Haul Center Waukegan                            19,104 SF                                    1
5.26         U-Haul University                                 13,750 SF                                    1
5.27         U-Haul Ct Genesee                                 24,310 SF                                    1
5.28         U-Haul Academy Blvd                               24,275 SF                                    1
5.29         U-Haul Ctr Tustin                                  8,764 SF                                    1
5.30         U-Haul Ct Main St                                 14,288 SF                                    1
5.31         U-Haul Circle City                                11,355 SF                                    1
5.32         U-Haul Ctr Troy                                   13,665 SF                                    1
5.33         U-Haul Keystone Pla                               17,317 SF                                    1
5.34         U-Haul Greenfield                                 16,300 SF                                    1
5.35         U-Haul Frenchtown                                 19,010 SF                                    1
5.36         U-Haul Transit Road                               17,176 SF                                    1
5.37         U-Haul Mayfield Rd                                 7,413 SF                                    1
5.38         U-Haul Eastview                                    8,750 SF                                    1
5.39         U-Haul Niagara Fall                               14,030 SF                                    1
5.40         U-Haul Ctr Cache Rd                               24,300 SF                                    1
5.41         U-Haul Ctr Midway                                 10,152 SF                                    1
5.42         U-Haul Shadeland Av                               20,136 SF                                    1
5.43         U-Haul Ctr Columbia                               15,500 SF                                    1
5.44         U-Haul Ctr of Rome                                13,648 SF                                    1
5.45         U-Haul Ctr Baseline                                8,378 SF                                    1
5.46         U-Haul Ct Of Auburn                                9,095 SF                                    1
5.47         U-Haul Center N Freeway                           19,258 SF                                    1
5.48         U-Haul Ct Queen Cty                               10,350 SF                                    1
5.49         U-Haul Ctr Anmoore                                13,725 SF                                    1
5.50         U-Haul Center Janesville                          10,703 SF                                    1
5.51         U-Haul Ctr Fairview                                5,230 SF                                    1
5.52         U-Haul Center La Crosse                           13,300 SF                                    1
5.53         U-Haul Ct Roswell                                 10,331 SF                                    1
5.54         U-Haul Crossroads                                 10,800 SF                                    1
7            Norfolk Waterside Marriott                           405 Rooms                     7           1
8            Prium Office Portfolio II                        341,558 SF                        0           1
8.01         Lacey DSHS                                        85,238 SF                                    1
8.02         Lacey Revenue                                     66,596 SF                                    1
8.03         Capitol Building                                  46,080 SF                                    1
8.04         Attorney General Building                         33,269 SF                                    1
8.05         Wenatchee II                                      28,383 SF                                    1
8.06         Moses Lake Building                               25,307 SF                                    1
8.07         Department of Corrections                         18,104 SF                                    1
8.08         Seattle West                                       9,385 SF                                    1
8.09         Wenatchee I                                       10,800 SF                                    1
8.10         Chehalis Building                                 12,650 SF                                    1
8.11         Department of Licensing                            5,746 SF                                    1
15           Forest Lake Estates                                1,164 Pads                      5           2
17           Penney's Plaza                                   163,467 SF                        5           1
18           Missouri Falls                                   187,648 SF                        5           1
19           Willow Creek Retail Center                       166,746 SF                        5           1
20           Barron's Gate at Woodbridge                          228 Units                     5           2
22           North Hills Shopping Center                       95,608 SF                        5           1
23           Hilton Garden Inn - Fairfax                          149 Rooms                     5           1
24           8501 West Higgins                                165,957 SF                        5           1
26           Maricopa Fiesta Shopping Center                   92,937 SF                        5           1
32           844 Front Street                                  12,038 SF                        0           1
34           Park N Go                                          1,553 Units                     5           1
37           The Village at Schneithorst's                     38,451 SF                        5           1
39           Van Buren Plaza                                   93,956 SF                        5           1
40           Serendipity                                          425 Pads                      5           1
42           Big Curve Shopping Center                        126,402 SF                        5           1
43           Occidental Business Center                        92,749 SF                        5           1
44           Holiday Inn Express - Hauppauge                      133 Rooms                     5           1
47           Yorba Canyon Center - Retail                      37,514 SF                        5           1
48           Hilton Garden Inn - Boca Raton                       149 Rooms                     5           1
49           Aurora Square                                     65,733 SF                        5           1
50           Carmax Louisville Kentucky                        50,736 SF                        5           1
51           Hilton Garden Inn - Miramar                          149 Rooms                     5           1
58           Plaza Del Mar                                     32,076 SF                        5           1
61           Decatur Twain Shopping Center                     49,807 SF                        5           1
62           Halekuai Center                                   25,753 SF                        5           1
64           Harcourt Club                                        148 Units                     5           2
65           Ocoee Town Square                                126,168 SF                        5           1
69           Olympia Plaza                                    127,694 SF                        5           1
70           Safeway Village at Rockrimmon                     44,464 SF                        5           1
76           Walgreens - New Brunswick                         14,480 SF                        5           1
78           Walgreens - Chamblee                              14,560 SF                        5           1
79           12800-12830 Seal Beach Boulevard                  19,316 SF                        5           1
80           Ontario Marketplace                               30,000 SF                        5           1
83           Mega Play Plaza                                   29,400 SF                        5           1
84           Meridian Marketplace                              41,167 SF                        5           1
85           1401 Walnut                                       18,491 SF                        5           1
88           Bell Street Center                                30,980 SF                        0           1
93           Holiday Inn Express - Bishop                          66 Rooms                     0           1
101          Wal-Mart Las Cruces                              100,774 SF                        5           1
102          Jennings Road Self Storage                        47,910 SF                        5           1
105          9821 South Eastern Avenue                          8,000 SF                        5           1
107          Walgreens Houston                                 14,820 SF                        5           1
109          Yorba Canyon Center - Office                       9,658 SF                        5           1